SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant     |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement
|_|    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-12


                       Legend International Holdings, Inc.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

2. Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
--------------------------------------------------------------------------------

4. Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

5. Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
--------------------------------------------------------------------------------

2. Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

3. Filing Party:
--------------------------------------------------------------------------------

4. Date Filed:
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








TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2006 Annual Stockholders' Meeting to be held at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia on November 17, 2006, at 2.00pm.

We have attached a Notice of Annual Meeting of Stockholders and Proxy Statement that discuss the matters to be presented at the meeting.

At this year's meeting, we will be asking our stockholders to elect Joseph Isaac Gutnick and David Stuart Tyrwhitt as directors; approve an amendment to the Company's Certificate of Incorporation to increase the authorized capital from 100 million to 200 million shares of common stock, par value $0.001 per share; and to approve the 2006 Equity Incentive Plan.

We hope that you will come to the Annual Meeting in person. Even if you plan to come, we strongly encourage you to vote now. Instructions on voting by facsimile or mail are shown on your proxy and in the Proxy Statement. If for any reason you desire to revoke your proxy, you can do so at any time before it is voted. Your vote is important and will be greatly appreciated.

If you have any questions about the matters to be voted on at the Annual Meeting or you need help voting your shares, please contact me at (613) 8532 2866 or peter@lgdi.net.


/s/ Peter Lee
-------------
Peter Lee
Secretary

                       LEGEND INTERNATIONAL HOLDINGS, INC.

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

Time

2.00pm. on November 17, 2006.

Place

Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia

Purposes

To elect two members of the Board of Directors to serve a one year term.

To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 shares.

To approve the 2006 Equity Incentive Plan.

To transact any other business that properly comes before the Meeting or any adjournment of the Meeting.

Record Date

You can vote if you were a stockholder of record at the close of business on October 23, 2006.

By order of the Board of Directors


/s/ Peter Lee
-------------
Peter Lee
Secretary

October 5, 2006
Melbourne, Victoria, Australia


                                   HOW TO VOTE

Your vote is important. You may vote by using a traditional proxy card and returning it to us by mail to Holladay Stock Transfer, 2939 North 67th Place, Scottsdale, AZ, 85251, USA.

                       LEGEND INTERNATIONAL HOLDINGS, INC.

                                 Proxy Statement


Table Of Contents                                                                             Page

General Information about the Solicitation                                                     1

Election of Directors                                                                          3

Executive Compensation                                                                         8

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder         9
Matters

Certain Relationships and Related Transactions                                                 10

Approval Of An Amendment To Our Certificate Of Incorporation To Increase The 12
Authorized Number Of Shares Of Common Stock From 100,000,000 To 200,000,000
Shares.

Approval Of The 2006 Incentive Option Plan                                                     14

Requirements, Including Deadlines, for Submission of Stockholder Proposals and                 17
Nominations of Directors

Independent Auditors                                                                           17

Other Matters                                                                                  18

2006 Equity Incentive Plan Rules                                                            Annex A

                                 PROXY STATEMENT

                   GENERAL INFORMATION ABOUT THE SOLICITATION

We are sending you these proxy materials in connection with the solicitation by the Board of Directors of Legend International Holdings, Inc. (OTCBB: LGDI) of proxies to be used at Legend's Annual Meeting of Stockholders to be held on November 17, 2006, and at any adjournment or postponement of the Meeting. "We", "our", "us" and the "Company" all refer to Legend. The proxy materials are first being mailed on or about October 27, 2006.

Who may vote

You will only be entitled to vote at the Annual Meeting if our records show that you held your shares on October 23, 2006. At the close of business on October 5, 2006, a total of 53,947,785 shares of our common stock were outstanding and entitled to vote. Each share of common stock has one vote.

How to vote

If your shares are held by a broker, bank or other nominee, it will send you instructions that you must follow to have your shares voted at the Annual Meeting. If you hold your shares in your own name as a record holder, you may instruct the proxy agents how to vote your shares as described below.

Vote by mail

If you choose to vote by facsimile or mail, simply mark your proxy, date and sign it, and return it to us in the envelope provided. If the envelope is missing, please mail your completed proxy card to Holladay Stock Transfer, 2939 North 67th Place, Scottsdale, AZ, 85251, USA.

Voting at the Annual Meeting

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

How to revoke your proxy
You may revoke your proxy at any time before it is voted. If you are a record stockholder, you may revoke your proxy in any of the following ways:

     o    by giving notice of revocation at the Annual Meeting.

     o by timely delivery of written instruction revoking your proxy to Holladay Stock Transfer, 2939 North 67th Place, Scottsdale, AZ, 85251, USA.

     o    by voting in person at the Annual Meeting.

How votes will be counted

The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented at the Meeting. If you have returned a valid proxy or are a record holder and attend the Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced. Abstentions and broker "non-votes" are also counted in determining whether a quorum is present. A "broker non vote" occurs when a broker, bank or nominee that holds shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

If a quorum is not present at the Annual Meeting, a majority of the shares present, in person or by proxy, has the power to adjourn the Meeting from time to time until a quorum is present. Other than announcing at the Annual Meeting the time and place of the adjourned Meeting, no notice of the adjournment will be given to stockholders unless required because of the length of the adjournment.

Directors will be elected by a plurality of the votes cast at the meeting.

The approval of the amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 shares requires the affirmative vote of a majority of the issued and outstanding shares of common stock.

The approval of the 2006 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the meeting.

Abstentions and broker "non-votes" are not counted in the election of directors or the approval of any other matter.

Votes that are withheld or shares that are not voted will have the effect of a no vote on the proposal to approve an amendment to the Certificate of Incorporation and to approve the 2006 Equity Incentive Plan.

List of stockholders

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting for any purpose germane to the Meeting, between the hours of 9.00 a.m. and 5.00 p.m., at our principal executive offices at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia.

Cost of this proxy solicitation

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

General

Our By-laws provide that the number of Directors of the Company shall be a minimum of one person and that the number of directors which shall thereafter constitute the whole Board shall be determined by the Board of Directors. The Board has determined that the number of Directors constituting the whole Board shall be two.

Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Our Board of Directors currently has two members who hold office for a period of one year.

Your proxy will be voted FOR the election of the two nominees named below, unless you withhold authority to vote for any or all of the nominees. Management has no reason to believe that a nominee will be unwilling or unable to serve as a director. However, if a nominee is unwilling or unable to serve, your proxy will be voted for another nominee designated by our Board of Directors.

Director nominees

The following are management's director nominees

Name                                        Director Since
Joseph Isaac Gutnick                        November 2004
David Stuart Tyrwhitt                       February 2005

Directors and executive officers

The following table lists our directors and executive officers.

Name                  Age     Position(s) Currently Held with the Company

Joseph Gutnick         54     Chairman of the Board, President, Chief Executive
                              Officer and Director
David Tyrwhitt         68     Vice President and Director
Peter Lee              49     Secretary and Chief Financial Officer


Biographical information provided to us by our directors and executive officers is as follows.

Joseph Gutnick
Mr Gutnick has been Chairman of the Board, President and Chief Executive Officer since November, 2004. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980, is currently a Director of Astro Diamond Mines N.L., Great Gold Mines N.L., and Quantum Resources Limited and has been Chairman of the Board, President and Chief Executive Officer of Golden River Resources Corporation, a company listed on the over the counter market in the USA, since March 1988, and Northern Capital Resources Corporation and Yahalom International Resources Corporation, Nevada corporations since May 2006. Mr. Gutnick was previously Executive Chairman of Tahera Corporation, a company that is listed on Toronto Stock Exchange from May 2000 to October 2003 and has previously been a Director of the World Gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

David Tyrwhitt Dr Tyrwhitt was appointed a Director in February 2005. He is a geologist, holding a Bachelor of Science and PhD degrees and has 40 years experience in mineral exploration and management development and operation of gold mines in country-regionplaceAustralia. Since 1996, Mr. Tyrwhitt has served as a consulting geologist through David S. Tyrwhitt & Associates (June 2002 to present) and Auminex Sdn. Bhd. (1996 to June 2002). Dr Tyrwhitt has been a Director of numerous public listed companies in Australia in the mining industry and is currently a Director of Astro Diamond Mines N.L., Great Gold Mines N.L., and Quantum Resources Limited listed on the Australian Stock Exchange and Legend International Holdings Inc, a US corporation listed on the OTC market.

Peter Lee

Mr Lee has been Chief Financial Officer and Secretary since February 2005. Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. Mr. Lee has been the Chief Financial Officer of Golden River Resources Corporation since 1989 and a director and Secretary of this company since 1996. He has over 25 years commercial experience and is currently Chief Financial Officer, General Manager Corporate and Company Secretary of several listed public companies in Australia.

Board and Audit Committee Meetings

Our Board of Directors consists of two members, of whom one has been, and continues to be, independent under applicable regulations. During fiscal 2005, our Board of Directors met two times. The Board of Directors also uses resolutions in writing to deal with certain matters and during fiscal 2005, two resolutions in writing were signed by all Directors.

We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not directors, officers, or employees of Legend on the same basis as candidates proposed by any other person. Stockholders can make proposals as provided below under the caption "Requirements, Including Deadlines, for Submission of Stockholder Proposals and Nominations of Directors."

Audit Committee:

Our Company does not have an Audit Committee as we only have two Directors. However, our Independent Director, Dr Tyrwhitt, liaises directly with the auditors on matters normally dealt with by an Audit Committee. It is the opinion of the Board of Directors that Mr. Tyrwhitt is an independent director as defined in Rule 10A-3 of the Securities Exchange Act of 1934. In addition, the Board believes that Mr. Tyrwhitt would meet the director independence requirements of the Nasdaq Stock Market if we were listed on such Market. Our Board does not include a "financial expert" as defined in Item 401(e) of Regulation S-B. The Company only has one independent Director and this Director does not have a finance background.

Code of Ethics

We have adopted a Code of Conduct and Ethics and it applies to all Directors, Officers and employees. A copy of the Code of Conduct and Ethics is posted on our website and we will provide a copy to any person without charge. If you require a copy, you can download it from our website or alternatively, contact us by facsimile or email and we will send you a copy.

Report of the Board of Directors

Management is responsible for Legend's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Legend' independent auditors are responsible for auditing those financial statements.

In performing our oversight duties we rely on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States. We also rely on the representations of the independent auditors included in their report on Legend's financial statements.

         Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures. Furthermore, our contacts with management and the independent auditors do not assure that:

     --   Legend's  financial   statements  are  presented  in  accordance  with
          generally accepted accounting principles,

     -- the audit of Legend's financial statements has been carried out in accordance with generally accepted auditing standards or

     --   Legend's independent accountants are in fact "independent."

          In connection with the inclusion of the audited financial statements in Legend's 2005 annual report on Form 10-KSB, the Board of Directors:

     --   reviewed  and  discussed  the  audited   financial   statements   with
          management,

     -- discussed with our independent auditors the materials required to be discussed by SAS 61,

     -- reviewed the written disclosures and the letter from our independent auditors required by Independent Standards Board Standard No. 1 and discussed with our independent auditors their independence, and

     -- based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in Legend's 2005 annual report on Form 10-KSB.

          Joseph I Gutnick, President, Chief Executive Officer & Chairman of the Board David S Tyrwhitt, Independent Director

Stockholder Communications with the Board

         Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

Mr. Peter Lee
Legend International Holdings, Inc..
PO Box 6315
St Kilda Road Central
Melbourne, Victoria 8008
Australia

Annual Meeting Attendance

         The Company encourages all Directors to attend the Annual Meeting of Stockholders either in person or by telephone.

                             EXECUTIVE COMPENSATION

         The following table sets forth the annual salary, bonuses and all other compensation awards and pay outs on account of our Chief Executive Officer for services rendered to us during the fiscal year ended December 31, 2005, 2004 and 2003. No other executive officer received more than US$100,000 per annum during this period.

Summary Compensation Table

                                                  Annual Compensation               Long Term Compensation Awards
                                                  -------------------               -----------------------------
                                                                                                    Securities
                                                                   Other Annual      Restricted     Underlying
Name and Principal Position            Year         Salary         Compensation     Stock Awards      Options
                                       ----         ------         ------------     ------------    ----------

Joseph Gutnick, Chairman of the
Board, President and CEO (1)(2)        2005            -                 -               -               -
                                       2004            -                 -               -               -
                                                                                         -               -
                                                                                         -               -
--------------------------------------------------------

1.   Joseph Gutnick appointed November 2004.
2. Excludes 9,000,000 options granted to Renika of which Mr. JI Gutnick is a Director and Shareholder (see Item 12 - Certain Relationships and Related
     Party Transactions)

                      EQUITY COMPENSATION PLAN INFORMATION

-------------------------------------- ----------------------- ----------------------- ---------------------------
                                                (a)                     (b)                       (c)
-------------------------------------- ----------------------- ----------------------- ---------------------------
                                                                                       Number of securities
                                       Number of securities    Weighted-average        remaining available for
                                       to be issued upon       exercise price of       future issuance under
                                       exercise of             outstanding options,    equity compensation plans
                                       outstanding options,    warrants and rights     (excluding securities
                                       warrants and rights                             reflected in column (a))
-------------------------------------- ----------------------- ----------------------- ---------------------------
Equity compensation plans approved
by security holders                              0                       0                         0
-------------------------------------- ----------------------- ----------------------- ---------------------------

-------------------------------------- ----------------------- ----------------------- ---------------------------
Equity compensation plans not                    0                       0
approved by security holders                                                                       0
-------------------------------------- ----------------------- ----------------------- ---------------------------

Compensation Pursuant to Plans.

         The Company does not have any pension or profit sharing plans.

Compensation to Directors

         It is our policy to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings. Commencing January 2005, independent Directors are paid Directors fees of $15,600 per annum.

Section 16(a) beneficial ownership reporting compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in our Common Stock and are also required to provide to us copies of such reports. Based solely on such reports and related information furnished to us, we believe that in fiscal 2005 all such filing requirements were complied with in a timely manner by all Directors and executive officers.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED STOCKHOLDER MATTERS

         The following table sets out, to the best of our knowledge, the numbers of shares in us beneficially owned as at October 4, 2006 by:

(i)      each of our present Executive Officers and Directors,

(ii) each person (including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act) who beneficially owns more than 5% of our Common Stock, and

(iii)    all of our present Directors and officers as a group.


Name                                Number of Shares Owned                     Percentage of
                                                                               Shares (1)

Renika Pty Ltd                              36,874,145          (2)(3)              68.35

Joseph Gutnick                              45,719,145       (2)(3)(4)              84.74

Stera Gutnick                               45,719,145       (2)(3)(4)              84.74

David Tyrwhitt                                      -                                   -

Peter Lee                                           -                                   -
                                   -------------------------------------

All officers and Directors
As a group                                  45,719,415                              84.74
                                   -------------------------------------


(1)      Based on 53,947,785 shares outstanding

(2) Includes 36,874,145 shares of Common Stock owned by Renika, of both of which Mr Joseph Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(3)      Joseph Gutnick and Stera Gutnick are husband and wife.

(4) Includes 8,845,000 shares of common stock owned by Chabad House of Caulfield Pty Ltd. ("Chabad House"), a private corporation that is the trustee of the Heichal Menachem Community Centre Fund, a charitable organisation. Joseph Gutnick and Stera Gutnick are directors of Chabad House but disclaim any beneficial interest in the shares of common stock owned by Chabad House.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We are one of five affiliated companies of which three are Australian public companies listed on Australian Stock Exchange. Each of the companies has some common Directors, officers and shareholders. In addition, each of the companies is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. A number of arrangements and transactions have been entered into from time to time between such companies. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

         AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

         We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. AXIS has not charged the 15% service fee to us. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

         The Service Agreement may be terminated by AXIS or us upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

         In accordance with the Service Agreement AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%.

         In October 14, 2003, the Company issued 109,000 shares of common stock to William Tay, the Company's former vice-president and secretary, for services rendered.

         In April 2004, the Company issued to Mr. Michael Tay 891,000 shares of its restricted common stock, at a valuation of $0.05 per share, in satisfaction of amounts owed to Mr. Tay for services rendered to the Company as its former President and Treasurer.
         In November 2004, the Company repaid to Mr. William Tay and Michael Tay all amounts owed pursuant to the Company's $100,000 in principal amount of 8% Senior Subordinated Debentures.

         In December 2004, the Company entered into an agreement with AXIS Consultants Pty Ltd to provide geological, management and administration services to the Company. AXIS is affiliated through common management. AXIS provided these services during December 2004 at a cost to the Company of $1,560. During fiscal 2005, AXIS continued to provide these services and charged the Company $20,203 in management fees, $12,171 for salaries incurred in relation to AXIS staff that provided administration services to the Company and charged interest of $1,771 on the outstanding balance. AXIS charged interest at a rate of 9.35% for 2005. The amount owed to AXIS at December 31, 2005 was $42,281.

         On December 14, 2004, the Company issued 9 million options to Renika Pty Ltd ("Renika") as consideration for services to be rendered by the new President and Chief Executive Officer of the Company. The 9 million options convert to 9 million shares of common stock at an exercise price of $0.05 and a latest exercise date of December 2009. The Company undertook a Black Scholes valuation of the options using a $0.05 exercise price, $0.05 market price, 5 year life, risk free interest rate of 5.155% and a volatility of 16.7% which equated to a value of $123,300. The $0.05 market price was based on the price of the Company's shares of common stock at the time. In the absence of any independent directors on the Company's Board, the Company's sole director, Mr. Gutnick, appointed Dr. David Tyrwhitt to approve the terms of the options on behalf of the Company. In September 2005, Renika exercised the 9,000,000 options using the cashless exercise feature and were issued 7,593,750 shares of common stock.

         Effective as of March 3, 2006, the Company entered into a Contract for the Sale of Mining Tenements ("Contract") with Astro Diamond Mines N.L. ("Astro") an Australian company pursuant to which the Company agreed to acquire certain diamond mining tenements in placeNorthern Australia from Astro, subject to the terms and conditions discussed below. The Contract was subject to the approval of shareholders of Astro, which was received on April 21, 2006. The consideration payable by Legend to Astro was Australian dollars $1.5 million and was payable 90 days after the approval of Astro shareholders. If Legend did not make the payment within the time period, the Contract would have been cancelled. At settlement, Legend was also required to pay to Astro any costs incurred on the tenements after February 1, 2006. Astro has provided commercial warranties which are usual for a transaction of this nature in favor of Legend. Under Australian law, Astro was required to provide an independent experts report to its shareholders for this transaction. In order to prepare the independent experts report, a mineral valuation was prepared on behalf of Astro which indicated that the preferred value for the tenements the subject of the transaction was Australian dollars $1.5 million. This formed the basis of the consideration agreed by the parties.

         The President and Chief Executive Officer of the Company, Mr. J. I. Gutnick, is Chairman and Managing Director of Astro and Dr DS Tyrwhitt, an independent Director of the Company is also a Director of Astro.

         Effective July 21, 2006, the Company completed the acquisition of the diamond tenements from Astro and paid Astro approximately A$1.5 million (US$1,126,000). Astro is currently calculating the costs it has incurred on the tenements since February 1, 2006 so that Legend can reimburse this amount which is anticipated to be approximately A$400,000 (US$300,000).

         Effective July 21, 2006, the Company issued 31,880,035 shares of common stock to Renika Pty Ltd ("Renika"), a company associated with Mr. J. I. Gutnick, following the cashless exercise of 34,778,220 options. The shares of common stock issued are restricted shares.


Transactions with Management.

         We have a policy that we will not enter into any transaction with an Officer, Director or affiliate of us or any member of their families unless the transaction is approved by a majority of our disinterested non-employee Directors and the disinterested majority determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorised.

                                   PROPOSAL 2

                 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
            INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES
             OF COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES

Introduction

Our Certificate of Incorporation currently authorizes the issuance of one hundred million (100,000,000) shares of common stock, par value $0.001 per share.

Current Use of Shares

We currently have on issue 53,947,785 shares of common stock and 1,357,280 options exercisable into shares of common stock and have announced a bonus share issue of shares of common stock to all shareholders on the basis of one (1) new share for every two (2) shares of common stock held at the record date which has been set at November 17, 2006. We have also granted 3,300,000 options to purchase shares of common stock to Directors, Executives and consultants under the 2006 Equity Incentive Plan. Finally, we have announce that we intend to seek shareholder approval to the increase in our authorized capital from 100 million shares of common stock to 200 million shares of common stock and that following such approval, we intend to undertake a further bonus issue of shares of common stock to all shareholders on the basis of one (1) new share for every two (2) shares of common stock.

If all of the shares discussed above are issued, we will have approximately 128,807,516 shares outstanding.

We also continue to require additional shares of common stock for the purposes discussed below.

Proposed Amendment to Certificate of Incorporation

The Board of Directors have adopted a resolution setting forth the proposed amendment to Article VIII of the Company's Certificate of Incorporation.

The following is the text of Article IV of the amended Certificate of Incorporation of the Company:

         "IV. The total number of shares of stock which the Corporation is authorized to issue is 220,000,000, consisting of 200,000,000 shares of Common Stock having a par value of $.001 per share and 20,000,000 shares of Preferred Stock having a par value of $.001 per share and to be issued in such series and to have such rights, preferences, and designation as determined by the Board of Directors of the Corporation."

Common Stock

The shares of common stock shall be alike and equal in all respects and shall have one vote for each share. Dividends payable in cash or in any other medium may be declared by the Board of Directors and paid on the shares of common stock. In the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the common stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to number of shares of common stock held by them respectively.

Purpose and Effect of the Proposed Amendment

The Board of Directors believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue common stock for a variety of corporate purposes, such as to raise capital, make acquisitions, effect future stock splits and stock dividends and to adopt additional employee benefit plans or to reserve additional shares for issuance under such plans.

We are currently investigating capital raising to provide funding for the Company's mineral exploration programs and working capital. This may result in the issue of further securities.

Other than as described above, the Board of Directors has no immediate plans, understanding, agreements or commitments to issue additional common stock for any purposes. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the common stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Under the Company's Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to common stock. Thus, should the Board of Directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

The issuance of the additional shares of common stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. Issuing additional shares of common stock may also have the effect of delaying or preventing a change of control of the Company. The Company's authorized but unissued common stock could be issued in one or more transactions that would make it more difficult or costly, and less likely, a takeover of the Company. The amendment to the Certificate of Incorporation is not in response to any specific effort of which the Company is aware to obtain control of the Company, and the Board of Directors has no present intention to use the additional shares of common stock in order to impede a takeover attempt.

The amendment will become effective upon filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. However, the Board retains discretion under Delaware law not to implement the amendment. If the Board exercised such discretion, the number of authorized shares would remain at current levels.

                                   PROPOSAL 3

                   APPROVAL OF THE 2006 INCENTIVE OPTION PLAN

Reasons for the 2006 Plan

Effective September 19, 2006, our Board of Directors unanimously adopted the 2006 Legend International Holdings, Inc. Equity Incentive Plan (the "2006 Plan"), subject to stockholder approval at the Annual Meeting.

The Board believes it is critical for Legend's continued success to be able to offer employees, officers, directors and consultants of outstanding ability, who are eligible to participate in the 2006 Plan, equity interests in Legend parallel to that of Legend's stockholders. Our board of directors strongly prefers stock incentives over cash bonus payments as ways to attract and retain our key personnel. We can use the cash for other purposes and can also further align the interests of management with our stockholders as we continue to meet our goals of increasing shareholder value by improving our performance and increasing our profitability.

The following summary of the 2006 Plan is qualified in its entirety by the full text of the 2006 Plan, a copy of which is attached hereto as Annex A.

General

The 2006 Plan provides for the granting of options.

The maximum number of shares available for awards is 10% of the issued and outstanding shares of common stock on issue at any time. If an option expires or is cancelled without having been fully exercised or vested, the remaining shares will generally be available for grants of other awards.

On October 3, 2006, the last sales price of our common stock, as reported by the OTC-Bulletin Board, was US$2.15.

Administration

The 2006 Plan will be administered by the Board.

Eligibility

Any employee, director, officer, consultant of or to Legend or an affiliated entity (including a company that becomes an affiliated entity after the adoption of the 2006 Plan) is eligible to participate in the 2006 Plan if the Board, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the success of Legend or an affiliated entity. As of October 3, 2006, approximately 14 employees or consultants would be eligible to participate in the 2006 Plan.

Term, price and method of payment for stock underlying options

Options granted under the 2006 Plan are to purchase Legend common stock. The term of each option will be fixed by the Board, but no option will be exercisable more than 10 years after the date of grant. The option exercise price is fixed by the Board at the time the option is granted. The exercise price must be paid in cash unless the exercise is pursuant to a cashless exercise provision .

         Any Option granted under the 2006 Plan shall be exercisable at such times and under such conditions as determined by the Board and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Options granted under the 2006 Plan shall vest at a rate of at least twenty percent (20%) per year.

         The exercise price for the shares to be issued pursuant to any Option shall be such price as is determined by the Board, which shall in no event be less than: the Fair Market Value (as defined in the 2006 Plan) of such shares on the date the Option is granted; provided that, in the case of any Optionee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate of the Company, the exercise price shall be not less than one hundred and ten percent (110%) of Fair Market Value of such shares on the date the Option is granted.

Non-transferability/assignability

No award is transferable, or assignable by the participant except upon his or her death.

Amendment

The Board may amend the 2006 Plan, except that no amendment may adversely affect the rights of a participant without the participant's consent or be made without stockholder approval if such approval is necessary to qualify for or comply with any applicable law, rule or regulation the Board deems necessary or desirable to qualify for or comply with.

Termination

Subject to earlier termination by the Board, the 2006 Plan has a term of 10 years.

Federal income tax consequences

The following is a general and brief summary of the federal income tax treatment of stock options granted under the 2006 Plan. This discussion is not complete and its application may vary in particular circumstances or as a result of changes in federal income tax laws and regulations.

Nonstatutory stock options

A participant generally will not incur any country-regionplaceU.S. federal income tax liability as a result of the grant of an option.

A participant will recognize ordinary income for federal income tax purposes when the participant exercises an option. The amount of income recognized upon exercise of an option is the fair market value of the shares of common stock acquired upon exercise (determined as of the date of exercise) reduced by the amount the participant paid for the shares. The participant's tax basis in the shares will equal the fair market value of the shares on the date of exercise and the participant's holding period will begin on the date after the date of exercise. Any gain or loss upon sale of the shares will be treated as a capital gain or loss. The capital gain or loss will generally be treated as long-term gain or loss if the shares are held for more than one year.

The Company is generally entitled to a business expense deduction on its federal income tax return with respect to stock options in the same amount and at the same time that participant recognizes ordinary income with respect to the stock option. Amounts treated as capital gain to the participant are not deductible by the Company.

Incentive Stock Options

     A participant will not recognize taxable income upon the grant of an incentive stock option (ISO). If a participant exercises an ISO during employment or within three months after his or her employment ends (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonstatutory stock option). If a participant sells or exchanges the shares after the later of (i) one year from the date the participant exercised the option and
(ii) two years from the' grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, lf less, the excess of the amount realized on the sale of the shares over the ,option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary , income, if. any, the: participant recognized.

Planned grants

Options to purchase the following shares of common stock have been issued to the named executive officers as follows:-

Name                       Quantity                   Exercise Price
J. I. Gutnick              1,000,000                  US$2.25
P.J. Lee                   350,000                    US$1.00
                           350,000                    US$2.25

The Company has also issued 1,600,000 options to purchase shares of common stock, with 800,000 options having an exercise price of US$1.00 and 800,000 options having an exercise price of US$2.25 to twelve (12) employees and consultants.

None of the proposed recipients have received any stock options or other equity based forms of compensation from us for at least the last three years. However, on December 14, 2004, the Company issued nine million options to Renika as consideration for services to be rendered by Mr. Gutnick. The nine million options were exercisable to purchase nine million shares of common stock at an exercise price of $0.05 per share until December 2009.

Other than the issue of these options, there are no other current plans or arrangements to grant any options under the 2006 Plan.

Required vote

The approval of the 2006 Plan requires the affirmative vote of a majority of the votes cast at the Meeting on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2006 PLAN.

        REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF STOCKHOLDER
                     PROPOSALS AND NOMINATIONS OF DIRECTORS

Stockholder proposals that are intended to be included in our proxy statement for our 2007 Annual Meeting pursuant to Proxy Rule 14a-8 must be received by us no later than June 26, 2007, and must otherwise comply with that rule.

                              INDEPENDENT AUDITORS

         The Board of Directors has approved the selection and retention of PKF, Certified Public Accountants, a Professional Corporation, to audit our consolidated financial statements for our fiscal year ending December 31, 2006. PKF has served as our independent auditors since 2004.

         Representatives of PKF are not expected to be present at the Annual Meeting.

         The following table shows the audit fees incurred for fiscal 2005 and 2004.

                        2005                               2004
                        ----                               ----

Audit fees              $11,295                            $5,075
Audit related fees            -                                 -
Tax fees                      -                                 -
                        -------                            ------

Total                   $11,295                            $5,075
                        =======                            ======

         Audit fees were for the audit of our annual financial statements, review of financial statements included in our 10-QSB/10-Q quarterly reports, and services that are normally provided by independent auditors in connection with our other filings with the SEC. This category also includes advice on accounting matters that arose during, or as a result of, the audit or review of our interim financial statements.

         As part of its duties, our Board of Directors pre-approves audit and non-audit services performed by our independent auditors in order to assure that the provision of such services does not impair the auditors' independence. Our Board of Directors does not delegate to management its responsibilities to pre-approve services performed by our independent auditors.

                                  OTHER MATTERS

We know no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.


By order of the Board of Directors,

/s/ Peter Lee
Peter J Lee
Secretary

October 5, 2006

                                                                         ANNEX A



                       LEGEND INTERNATIONAL HOLDINGS, INC.

                            2006 Incentive Stock Plan

                       LEGEND INTERNATIONAL HOLDINGS, INC

                           2006 EQUITY INCENTIVE PLAN

                 Board of Directors Approval: September 19, 2006



     1. Purposes of the Plan. The purposes of the 2006 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

     2. Definitions. As used herein, and in any Option granted hereunder, the following definitions shall apply:

     (a) "Affiliate" shall mean any corporation or any other entity  (including,
     but  not  limited  to,   partnerships  and  joint  ventures)   controlling,
     controlled by, or under common control with the Company.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Change of Control" includes situations where after giving effect to the contemplated transaction or series of transactions and as a result of such transaction or series of transactions:

          (i) any one Person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company, or,

          (ii) any combination of Persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, hold in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor, where such Person or combination of Persons did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any Person or combination of Persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, holding more than 20% of the voting shares of the Company or its successor is deemed to materially affect the control of the Company or its successor;

          A Change of Control will also include a situation whereby individuals who, as of the date of this Plan, constitute the Board of Directors of the Company (or similar body elected to manage the affairs of the Company) cease for any reason to constitute at least a majority of the Board of Directors (or similar body) as constituted from time to time; or the sale or other disposition of all or substantially all of the assets of the Company or any subsidiary in one transaction or series of related transactions,

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Common Stock" shall mean the Common Stock of the Company.

     (f) "Company" shall mean Legend International Holdings, Inc, a Delaware corporation, or any successor thereto.

     (g) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

     (h) "Consultant" shall mean any consultant, independent contractor or other person who provides significant services to the Company or any Subsidiary, but who is neither an Employee nor a Director.

     (i) "Director" shall mean a member of the Board of Directors of the Company.

     (j) "Employee" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Affiliate.

     (k) "Fair Market Value" shall mean the price for the Shares determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time. Unless otherwise determined by the Committee, the Fair Market Value of a share of Common Stock as of any date is the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the high per share bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Company's Board of Directors.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (m) "Incentive Stock Option" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

     (n) "Nonstatutory Stock Option" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

     (o) "Option" shall mean a stock option granted pursuant to the Plan.

     (p) "Option Agreement" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

     (q) "Optioned Shares" shall mean the Common Stock subject to an Option.

     (r) "Optionee" shall mean an Employee, Director or Consultant who receives an Option.

     (s) "Plan" shall mean this 2006 Equity Incentive Plan.

     (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (u) "Share" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 12 of the Plan.

     (v) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (w) "Termination of Service" shall mean (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a non-employee Director, a cessation of the Director's service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, disability, retirement or non-reelection to the Board.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 10% of the issued and outstanding shares (on a fully diluted basis) and the maximum aggregate number of Shares that may be issued upon exercise of Incentive Stock Options is 5,000,000. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, became available for other Option grants under the Plan. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan and the number, class, and price of Shares subject to outstanding Options in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Options. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan; provided, that if unvested Shares of Common Stock are repurchased by the Company at their original purchase price, and the original Shares purchaser did not receive any benefits of ownership of those Shares (other than voting rights), then those Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure. The Plan shall be administered by the Board. The Board may appoint the Remuneration Committee or another Committee of the Board of the Company to administer the Plan, subject to such terms and conditions as the Board may prescribe, once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

     Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

     The Committee shall meet at such times and places and upon such notice as the Chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote.

     Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the Fair Market Value of the Common Stock; (ii) to determine the exercise price of options to be granted, the Employees, Directors and Consultants to whom and the time or times at which options shall be granted, and the number of shares to be represented by each option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) defer an exercise date of any Option (with the consent of the Optionee), subject to the provisions of
     Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; and
     (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Acceleration of Vesting. Notwithstanding the vesting period set out in an offer of options to an Optionee, in the case of a Change of Control all Options then outstanding will immediately vest for the purpose of such transaction.

     (d) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

     5. Eligibility.

     (a) Persons Eligible for Options. Options under the Plan may be granted only to Employees, Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate Fair Market Value of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Subsidiaries) shall not exceed $100,000 (determined as of the grant date). Any options granted that exceed the foregoing limitation shall be deemed to be Nonstatutory Stock Options.

     (b) No Right to Continuing Employment. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Subsidiary) to terminate such employment or service at any time.

     (c) Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to:
     (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Option granted to Employees, Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of Shares reserved for issuance under the Plan ; and (v) take any action, before or after an Option is granted, that it deems advisable to obtain approval or comply with any applicable foreign laws. If the terms of any Option Agreement delivered to a foreign Optionee conflict with the terms of this Plan, the terms of such Option Agreement will control.

     6. Term of Plan. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 17 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. Term of Option. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; provided that, no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 425(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliates shall be exercisable after the expiration of five (5) years from the date such Option is granted.

     8. Exercise Price and Consideration.

     (a) Exercise Price. Except as provided in subsection (b) below, the exercise price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: the Fair Market Value of such Shares on the date the Option is granted; provided that, in the case of any Optionee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate of the Company, the exercise price shall be not less than one hundred and ten percent (110%) of Fair Market Value of such Shares on the date the Option is granted.

     (b) Ten Percent Stockholders. No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless the exercise price for the Shares to be issued pursuant to such Option is at least equal to one hundred and ten percent (110%) of the Fair Market Value of such Shares on the grant date.

     (c) Consideration. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including by promissory note, other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

     9. Exercise of Option.

     (a) Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Options granted under the Plan shall vest at a rate of at least twenty percent (20%) per year.

     (b) Exercise Procedures. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option agreement evidencing the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company.

     An Option may not be exercised for fractional shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 12 of the Plan. The exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the
     Exchange Act shall be subject to compliance with all applicable requirements of Rule 16(b) promulgated under the Exchange Act.

     (c) Death of Optionee. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety
(90)-day period immediately prior thereto, an Employee or Director, the Option may be exercised, at any time within one (1) year following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent such Option was exercisable at the time of the Optionee's death and subject to the condition that no option shall be exercised after the expiration of the Option period.

     (d) Disability of Optionee. In the event of the disability during the Option period of an Optionee who is at the time of such disability, or was within the ninety (90)-day period prior thereto, an Employee or Director, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent such Option was exercisable at the time of the termination of Optionee's status as an Employee or Director or the date on which Optionee first becomes disabled, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

     (e) Termination of Status as an Employee, Director or Consultant. If an Optionee shall cease to be an Employee or Director for any reason other than disability or death, or if an Optionee shall cease to be Consultant for any reason, the Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Committee, but no greater than ninety (90) days in the case of an Incentive Stock Option) after such Optionee's Termination of Service, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, subject to the condition that no option shall be exercisable after the expiration of the Option period.

     (f) Exercise of Option with Stock. An Optionee who wishes to exercise his Option may do so by either delivering:

          (i) a written notice to the Company in the form set out in the attachment to these plan rules specifying the number of Optioned Shares being acquired pursuant to the Option and cash or a certified cheque payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired; or

          (ii) a written notice to the Company in the form set out in the attachment to these plan rules specifying the cashless exercise of the number of Options set out in the written notice. Such presentation shall be deemed a waiver of the Optionee 's obligation to pay the Exercise Price, or the proportionate part thereof if the Options are exercised in part. In the event of a Cashless Exercise, the Optionee shall exchange its Options for that number of Optioned Shares subject to such cashless exercise multiplied by a fraction, the numerator of which shall be the difference between the then Current Market Price per share of common stock and the per share Exercise Price, and the denominator of which shall be the then Current Market Price per share of the common stock. For purposes of any computation hereunder, the then Current Market Price shall be calculated on the date of the written notice.

          The then "Current Market Price" per share (the "Current Market Price") as of any date shall be deemed to mean (i) if the Common Stock is traded in the over-the-counter market or on the Nasdaq Stock Market, the closing sale price of the Common Stock, as reported by Nasdaq or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded on a national securities exchange, the closing sales price of the Common Stock as reported by the principal stock exchange on which it is listed, or (iii) if the Common Stock is not so listed or traded, the fair market value of the Common Stock as determined in good faith by the board of directors of the Company. The term "closing sale price" shall mean the last sale price on the day in question as reported by Nasdaq or an equivalent generally accepted reporting services or (as the case may be) as reported by the principal stock exchange in which the Common Stock is listed, or if not so reported, as reasonably determined in good faith by the board of directors of the Company.

     (g) Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

     (h) Withholding Requirements. Prior to the delivery of any Shares, the Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Optionee's FICA obligation) required to be withheld.

     (i) Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit an Optionee to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Optionee with respect to the Option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

     10. Non-Transferability of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

     11. Limited Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution. All rights with respect to an Option granted to an Optionee shall be available during his or her lifetime only to the Optionee.

     12. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     Unless otherwise determined by the Committee, upon the dissolution or liquidation of the Company, or upon the sale of substantially all of the assets of the Company, or upon any merger or consolidation of the Company if the Company is not the surviving corporation, the Options granted under the Plan shall terminate and thereupon become null and void. Each Optionee shall be given not less than ten (10) days notice of such event and the opportunity to exercise each outstanding option before such event is effected.

     13. Time of Granting Options. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Exchange Act Rule 16b-3 or any Nasdaq or securities exchange listing requirements. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     16. Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     17. Effective Date of Plan. This Plan shall become effective when adopted by the Company's Board of Directors and shall be submitted to the Company's stockholders for approval.

     18. Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Option, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     19. Cancellation of Options For Improper Acts of Optionee. If, at any time during the course of an Optionee's service to the Company or any Affiliates or within six months after termination of Continuous Service (the "Forfeiture Period"), an Optionee engages in any activity in competition with any business activity of the Company of any Affiliates, or inimical, contrary or harmful to the interests of the Company or any Affiliates, including, but not limited to:

     (a) termination of the Optionee's employment for cause or conduct related to the Optionee's employment for which either criminal or civil penalties may be sought,

     (b) violation of the policies of the Company or any Affiliates, including, without limitation, personnel and insider trading policies,

     (c) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any Affiliates,

     (d) employing or recruiting any present, former or future employee of the Company or any of its Affiliates,

     (e) disclosing or misusing any confidential information or material concerning the Company or any Affiliates, or

     (f) participating in a hostile takeover attempt, tender offer or proxy contest involving the Company or any Affiliates,

          then (1) all Options shall terminate and be forfeited effective the date on which the Optionee enters into such activity, unless terminated or forfeited sooner by operation of another term of condition of the Plan or an Agreement or by operation of law, and (2) any gain realized by an Optionee from the sale of any security acquired under any Option during the Forfeiture Period shall be paid by the Optionee to the Company.

                                 United States

                       Securities and Exchange Commission

                             Washington D.C. 20549

                                   FORM 10-KSB

                Annual Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
 (Mark one)

[x] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005 or
                          -----------------

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  ________________  to _______________

Commission File Number   000-32551
                         ---------


                       LEGEND INTERNATIONAL HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


                Delaware                                233067904
                --------                                ---------
         (State or other jurisdiction of              (IRS Employer
         incorporation or organisation)              Identification No.)


         Level 8, 580 St Kilda Road Melbourne, Victoria, 3004, Australia
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   011 (613) 8532 2890
                                                     -------------------

Securities registered pursuant to Section 12 (b) of the Act:

         Title of each class                             Name of each exchange
                                                          on which registered
                 N/A                                               N/A

Securities registered pursuant to Section 12(g) of the Act:

Common stock, par value $.001 per share
                                (Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements the past 90 days.

                           Yes    X                  No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.|X|

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)

                  Yes    X                          No

State Issuer's Revenues for its most recent fiscal year.

None

The aggregate market value based on the average bid and asked price on the over-the-counter market of the Registrant's common stock, ("Common Stock") held by non-affiliates of the Company was $1,900,192 as at December 31, 2005.

There were 18,067,750 outstanding shares of Common Stock as of March 23, 2006.

DOCUMENTS INCORPORATED BY REFERENCE

Not Applicable

Transitional Small Business Issuer Yes:___  No:_X_


TABLE OF CONTENTS                                                                              PAGE


PART I
Item 1            Business                                                                        4
Item 2            Properties                                                                     10
Item 3            Legal Proceedings                                                              10
Item 4            Submission of Matters to a Vote of Security Holders                            10

PART II
Item 5            Market for Common Equity and Related Stockholder Matters                       11
Item 6            Management's Discussion and Analysis of
                  Financial Condition or Plan of Operation                                       12
Item 7            Financial Statements                                                           15
Item 8            Changes in and Disagreements with Accountants on
                  Accounting and Financial Statement Disclosure                                  15
Item 8A           Controls and Procedures                                                        15


PART III
Item 9            Directors and Executive Officers of the Registrant                             16
Item 10           Executive Compensation                                                         18
Item 11           Security Ownership of Certain Beneficial Owners
                  and Management and Related Stockholder Matters                                 19
Item 12           Certain Relationships and Related Transactions                                 19


PART IV
Item 13           Exhibits, Financial Statement Schedules, and Reports
                  on Form 8-K                                                                    22
Item 14           Principal Accounting Fees and Services                                         22


                  Signatures                                                                     23
                  Exhibit Index                                                                  25


                                     PART I

Item 1          Business

General

The terms "Legend," "Company," "we," "our," and "us" refer to Legend International Holdings, Inc. unless the context suggests otherwise.

This report and other reports, as well as other written and oral statements made or released by us, may contain forward looking statements. Forward looking statements are statements that describe, or that are based on, our current expectations, estimates, projections and beliefs. Forward looking statements are based on assumptions made by us, and on information currently available to us. Forward-looking statements describe our expectations today of what we believe is most likely to occur or may be reasonably achievable in the future, but such statements do not predict or assure any future occurrence and may turn out to be wrong. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. The words "believe," "anticipate," "intend," "expect," "estimate," "project", "predict", "hope", "should", "may", and "will", other words and expressions that have similar meanings, and variations of such words and expressions, among others, usually are intended to help identify forward-looking statements.

Forward-looking statements are subject to both known and unknown risks and uncertainties and can be affected by inaccurate assumptions we might make. Risks, uncertainties and inaccurate assumptions could cause actual results to differ materially from historical results or those currently anticipated. Consequently, no forward-looking statement can be guaranteed. The potential risks and uncertainties that could affect forward looking statements include, but are not limited to the risks of mineral exploration and development stage projects, political risks of development in foreign countries, risks associated with environmental and other regulatory matters, mining risks and competitors, the volatility of diamond and other mineral prices and movements in foreign exchange rates, increased competition, governmental regulation, performance of information systems, and the ability of the Company to hire, train and retain qualified employees. In addition, other risks, uncertainties, assumptions, and factors that could affect the Company's results and prospects are described in this report, including under the heading "Risk Factors" and elsewhere and may further be described in the Company's prior and future filings with the Securities and Exchange Commission and other written and oral statements made or released by the Company.

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date of this document. The information contained in this report is current only as of its date, and we assume no obligation to update any forward-looking statements.

Legend has a 100% owned subsidiary company Legend Consolidated Group Inc, a Delaware corporation. This company is inactive.

It is the policy of our Board of Directors that we will not engage in any activities which would subject us to registration and reporting requirements of the Investment Company Act of 1940.

Description of Business

Business Development

Legend was incorporated in the State of Delaware on January 5, 2001 under the name Sundew International, Inc., to engage in the business of selling compatible inkjet cartridges and refill kits on the Internet.

On March 13, 2003, Legend filed for an Amendment to its Certificate of Incorporation (the "Amendment") pursuant to which the name of Sundew International, Inc. was changed to "Legend International Holdings, Inc."

In November 2004, Renika Pty Ltd, an Australian corporation ("Renika") acquired an 88% interest in Legend from William and Michael Tay (the "Tays"), the Tays resigned as Directors and Officers of Legend, Joseph Gutnick was appointed President, Chief Executive Officer and a Director and Peter Lee was appointed Secretary. The Tays also granted Renika an option to acquire an additional 578,240 shares of common stock that Renika exercised in 2005. Commencing in fiscal 2005, Legend has decided to focus its business on mineral exploration activities.

Legend is a development stage company. Legend has not been involved in any bankruptcy, receivership or similar proceeding. Legend has not been involved in any material reclassification, merger consolidation, or purchase or sale of a significant amount of assets not in the ordinary course of business.

Business of Issuer

Business

The Company has never generated any significant revenues from operations and is still considered a development stage company. The Company was initially formed to engage in the business of selling compatible inkjet cartridges and refill kits on the Internet for the consumer printer market. In March 2003, management of the Company decided to engage in the business of building and acquiring controlling or other interests in one or more companies engaged in the contract sales and distribution of specialty medical products, and raise additional capital for this purpose. Neither business was successful and operations of both were eventually discontinued. During fiscal 2004, management of the Company developed a plan of operations to acquire income-producing real property. The Company did not acquire any properties pursuant to such plan.

Following the change of management in November 2004, the Company developed a new plan of operations, which was to engage in mineral exploration and development activities. Legend's business plan calls for the identification of mineral properties, in placeSouth America and other parts of the world, where it can obtain secure title to exploration, development and mining interests. Our preference is to identify large gold deposits with low operating costs. We are prepared to consider the exploration, development and mining of profitable base metal interests. At the beginning of 2006, Legend expanded its areas of interest to include diamond exploration activities which are discussed below.

Recent Developments

Effective as of March 3, 2006, Legend entered into a Contract for the Sale of Mining Tenements ("Contract") with Astro Diamond Mines N.L. ("Astro") an Australian company pursuant to which the Company shall acquire certain diamond mining tenements in placeNorthern Australia from Astro, subject to the terms and conditions discussed below. The Contract is conditional on the approval of shareholders of Astro approving the sale of the tenements to Legend. The consideration payable by Legend to Astro is Australian dollars $1.5 million and is payable 90 days after the approval of Astro shareholders. If Legend does not make the payment within the time period, the Contract is cancelled. At settlement, Legend is also required to pay to Astro any costs incurred on the tenements after February 1, 2006. Astro has provided commercial warranties which are usual for a transaction of this nature in favour of Legend. Astro intends to schedule a meeting of its shareholders in April 2006 to consider and vote upon the Contract. Under Australian law, Astro is required to provide an independent experts report to shareholders for this transaction. In order to prepare the independent experts report, a mineral valuation was prepared on behalf of Astro which indicated that the preferred value for the tenements that are the subject of the transaction was Australian dollars $1.5 million. This formed the basis of the consideration agreed by the parties.

The President and Chief Executive Officer of the Company, Mr. J. I. Gutnick, is Chairman and Managing Director of Astro and Dr DS Tyrwhitt, an independent Director of the Company is also a Director of Astro.

The tenements are located in the Northern Territory of Australia and are prospective for diamonds. The project areas are referred to as Calvert Hills (the Foelsche and Selby areas) and Cox (Broadmere).

The Foelsche and Selby areas are located in the Gulf country of the Northern Territory. This land package covers over 8,000 square kilometers of diamond prospective terrain. The Foelsche project area is located less than 20 kilometres east of the Merlin diamond field held by North Australian Diamonds Ltd. The Selby prospect area is approximately 130 kilometres to the east. Portions of these prospects have been surveyed using airborne electromagnetic geophysical techniques ("EM") with highly encouraging results. Numerous anomalies were found to occur within areas drained by streams containing significant kimberlite indicator minerals. Selected airborne anomalies in various settings were followed up with detailed ground gravity surveys. The results of the gravity survey have defined several outstanding coincident gravity anomalies showing much greater detail than the airborne survey. These results are considered to be very encouraging. Government requirements will need to be met before access and drilling can be carried out next year.

Other holdings in the district include areas adjacent to the placePlaceNameAbner PlaceTypeRange discoveries of Gravity Diamonds Ltd, and a large position at the Cox project area, 230 kilometres to the west. The Cox project area consists of more than 9,200 square kilometers of terrain that is also prospective for diamonds. Microdiamonds, macrodiamonds and chromites were recovered by previous explorers in the Broadmere area within the Cox project. It is envisaged that an airborne electromagnetic survey can be flown over this area in the next field season, which runs from April to November 2006.

The Broadmere prospect is located within the Cox group of tenements, which are centred 230 kilometres northwest of the Merlin field. Three macrodiamonds and numerous microdiamonds have been recovered by previous explorers from two broad areas within the Broadmere prospect. It is envisaged that these two broad areas will constitute the beginning of further detailed airborne surveys in the next field season, which runs from April to November 2006.

Employees

The services of our Chief Executive Officer and Chief Financial Officer as well as clerical employees are provided to us on a part-time basis pursuant to a Service Agreement effective December 1, 2004 (the "Service Agreement") by and between AXIS Consultants Pty Limited and ourselves. AXIS also provides office facilities, equipment, administration and clerical services to the Company pursuant to the Service Agreement. The Service Agreement may be terminated by written notice from the parties thereto.

Further detail relating to additional terms of the Service Agreement is included in "Item 2- Properties", "Item 12- Certain Relationships and Related Transactions" and "Item 10- Executive Compensation".

Risk Factors

Risks of Our Business

We Lack an Operating History And Have Losses Which We Expect To Continue Into the Future.

To date we have had no material source of revenue. We have no operating history as a mineral exploration or mining company upon which an evaluation of our future success or failure can be made. Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

     -    exploration and development of any mineral property we identify;

     - our ability to locate economically viable mineral reserves in any mineral property we identify;

     - our ability to raise the capital necessary to conduct exploration and preserve our interest in mineral claims, increase our interest in mineral claims and continue as an exploration and mining company; and

     - our ability to generate revenues and profitably operate a mine on any mineral property we identify.

We Have No Mineral Exploration Properties and No Diamond Or Other Mineral Reserves And We Cannot Assure You That We Will Find Such Properties Or Reserves. If We Develop A Diamond Or Other Mineral Reserve, There Is No Guarantee That Production Will Be Profitable.

We do not have any mineral exploration properties. We cannot guarantee we will ever find any or that we will be successful in locating commercial mine reserves on any exploration properties that we may obtain. Even if we find a diamond or other commercial minerals reserve, there is no assurance that we will be able to mine them. Even if we develop a mine, there is no assurance that we will make a profit. If we do not find diamonds or other commercial minerals you could lose part or all of your investment.

We Will Need Financing To Acquire Mineral Exploration Properties And To Determine If There Is Diamonds Or Other Commercial Minerals And To Maintain The Mineral Claims.

Our success will depend on our ability to raise capital. The Contract for the acquisition of diamond mining tenements from Astro requires a payment from us of Australian dollars $1,500,000 within 90 days after the receipt of the approval of the Astro's shareholders. We will require substantial additional funds to conduct mineral exploration and development activities on these tenements. There is no assurance whatsoever that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us to make investments. If funds are not available in the amounts required to achieve our business strategy, we would be unable to reach our objective. This could cause the loss of all or part of your investment.

The Reports Of Our Independent Registered Public Accounting Firms Contain An Explanatory Paragraph Questioning Our Ability To Continue As A Going Concern.

The reports of our independent registered public accounting firms on our financial statements as of December 31 , 2005 and for the years ended December 31, 2005 and 2004 includes an explanatory paragraph questioning our ability to continue as a going concern. This paragraph indicates that we have not yet commenced revenue producing operations and have a retained deficit at December 31, 2005 of $(599,447) which conditions raise substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustment that might result from the outcome of this uncertainty.

We Are A Small Operation And Do Not Have Significant Capital.

Because we will have limited working capital, we must limit our exploration. If we are unable to raise the capital required to undertake adequate exploration, we may not find diamonds or other commercial minerals even though properties that we may acquire may contain diamonds or other commercial minerals. If we do not find diamonds or other commercial minerals we may be forced to cease operations and you may lose your entire investment.

We Could Encounter Delays Due To Regulatory And Permitting Delays.
We could face delays in obtaining mining permits and environmental permits. Such delays, could jeopardize financing, if any, in which case we would have to delay or abandon work on the properties.

There Are Uncertainties Inherent In The Estimation Of Diamonds Or Other Mineral Reserves.

Reserve estimates, including the economic recovery of diamond ore, will require us to make assumptions about recovery costs and diamond market prices. Reserve estimation is, by its nature, an imprecise and subjective process and the accuracy of such estimates is a function of the quality of available data and of engineering and geological interpretation, judgment and experience. The economic feasibility of properties will be based upon our estimates of the size and grade of ore reserves, metallurgical recoveries, production rates, capital and operating costs, and the future price of diamonds. If such estimates are incorrect or vary substantially it could affect our ability to develop an economical mine and would reduce the value of your investment.

If We Define An Economic Ore Reserve And Achieve Production, It Will Decline In The Future. An Ore Reserve Is A Wasting Asset.

Our future ore reserve and production, if any, will decline as a result of the exhaustion of reserves and possible closure of any mine that might be developed. Eventually, at some unknown time in the future, all of the economically extractable ore will be removed from the properties, and there will be no ore remaining unless this Company is successful in near mine site exploration to extend the life of the mining operation. This is called depletion of reserves. Ultimately, we must acquire or operate other properties in order to continue as an on going business. Our success in continuing to develop reserves, if any, will affect the value of your investment.

There Are Significant Risks Associated With Mining Activities.

The mining business is generally subject to risks and hazards, including quantity of production, quality of the ore, environmental hazards, industrial accidents, the encountering of unusual or unexpected geological formations, cave-ins, flooding, earthquakes and periodic interruptions due to inclement or hazardous weather conditions. These occurrences could result in damage to, or destruction of, our mineral properties or production facilities, personal injury or death, environmental damage, reduced production and delays in mining, asset write-downs, monetary losses and possible legal liability. We could incur significant costs that could adversely affect our results of operation. Insurance fully covering many environmental risks (including potential liability for pollution or other hazards as a result of disposal of waste products occurring from exploration and production) is not generally available to us or to other companies in the industry. What liability insurance we carry may not be adequate to cover any claim.

We May Subject To Significant Environmental And Other Governmental Regulations That Can Require Substantial Capital Expenditure, And Can Be Time-Consuming.

We may be required to comply with various laws and regulations pertaining to exploration, development and the discharge of materials into the environment or otherwise relating to the protection of the environment in the countries that we operate, all of which can increase the costs and time required to attain operations. We may have to obtain exploration, development and environmental permits, licenses or approvals that may be required for our operations. There can be no assurance that we will be successful in obtaining, if required, a permit to commence exploration, development and operation, or that such permit can be obtained in a timely basis. If we are unsuccessful in obtaining the required permits it may adversely affect our ability to carry on business and cause you to lose part or all of your investment.

Mining Accidents Or Other Adverse Events At Our Property Could Reduce Our Production Levels.

If and when we reach production it may fall below estimated levels as a result of mining accidents, cave-ins or flooding on the properties. In addition, production may be unexpectedly reduced if, during the course of mining, unfavorable ground conditions or seismic activity are encountered, ore grades are lower than expected, or the physical or metallurgical characteristics of the ore are less amenable to mining or processing than expected. The happening of these types of events would reduce our profitably or could cause us to cease operations which would cause you to lose part or all of your investment.

The acquisition of diamond mineral properties is subject to substantial competition. If we must pursue alternative properties, companies with greater financial resources, larger staffs, more experience, and more equipment for exploration and development may be in a better position than us to compete for properties. We may have to undertake greater risks than more established companies in order to compete which could affect the value of your investment.

We May Lose Our Claims If We Do No Maintain A Minimum Level of Work On The
Claims

We will be required to carry out a minimum level of work on each claim to maintain of our claims in good standing. If we cannot afford to carry out the work or pay the fees we could lose our interest in claims. The loss of some or all of our mineral claims would adversely affect the value of your investment.

We are substantially dependent upon AXIS Consultants To Carry Out Our Activities

We are substantially dependent upon AXIS for our senior management, financial and accounting, corporate legal and other corporate headquarters functions. For example, each of our officers is employed by AXIS and, as such, is required by AXIS to devote substantial amounts of time to the business and affairs of the other shareholders of AXIS.

Pursuant to a services agreement, AXIS provides us with office facilities, administrative personnel and services, management and geological staff and services. No fixed fee is set in the agreement and we are required to reimburse AXIS for any direct costs incurred by AXIS for us. In addition, we pay a proportion of AXIS indirect costs based on a measure of our utilization of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and indirect costs. To date, AXIS has not charged us a service fee but there can be no assurance that AXIS will not charge a fee in the future. This service agreement may be terminated by us or AXIS on 60 days' notice. See "Certain Relationships and Related Party Transactions."

We are one of five affiliated companies of which three are Australian public companies listed on Australian Stock Exchange. Each of the companies has some common Directors, officers and shareholders. In addition, each of the companies is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. A number of arrangements and transactions have been entered into from time to time between such companies. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS. However, it is possible we may enter into such transactions in the future which could present conflicts of interest.

Future Sales of Common Stock Could Depress The Price Of Our Common Stock

Future sales of substantial amounts of common stock pursuant to Rule 144 under the Securities Act of 1933 or otherwise by certain stockholders could have a material adverse impact on the market price for the common stock at the time. There are presently approximately 17,389,110 outstanding shares of our common stock held by one of our stockholders which are deemed "restricted securities" as defined by Rule 144 under the Securities Act. Under certain circumstances, there shares may be sold without registration pursuant to the provisions of Rule
144. In general, under rule 144, a person (or persons whose shares are aggregated) who has satisfied a one-year holding period may, under certain circumstances, sell within any three-month period a number of restricted securities which does not exceed the greater of one (1%) percent of the shares outstanding or the average weekly trading volume during the four calendar weeks preceding the notice of sale required by Rule 144. In addition, Rule 144 permits, under certain circumstances, the sale of restricted securities without any quantity limitations by a person who is not an affiliate of ours and has satisfied a two-year holding period. Any sales of shares by stockholders pursuant to Rule 144 may have a depressive effect on the price of our common stock.

Our Common Stock Is Traded Over the Counter, Which May Deprive Stockholders Of The Full Value Of Their Shares

Our common stock is quoted via the Over The Counter Bulletin Board (OTCBB). As such, our common stock may have fewer market makers, lower trading volumes and larger spreads between bid and asked prices than securities listed on an exchange such as the New York Stock Exchange or the NASDAQ. These factors may result in higher price volatility and less market liquidity for the common stock.

A Low Market Price May Severely Limit The Potential Market For Our Common Stock

Our common stock is currently trading at a price substantially below $5.00 per share, subjecting trading in the stock to certain SEC rules requiring additional disclosures by broker-dealers. These rules generally apply to any equity security that has a market price of less than $5.00 per share, subject to certain exceptions (a "penny stock"). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and institutional or wealthy investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to the sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Such information must be provided to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock. The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in our common stock.

The Market Price Of Your Shares Will Be Volatile.

The stock market price of gold mining exploration companies like us has been volatile. Securities markets may experience price and volume volatility. The market price of our stock may experience wide fluctuations that could be unrelated to our financial and operating results. Such volatility or fluctuations could adversely affect your ability to sell your shares and the value you might receive for those shares.

Item 2          Properties

Legend has no properties and at this time has no agreements to acquire any properties other than the Contract to acquire diamond mining tenements from Astro which is discussed above. Legend occupies certain executive and office facilities in Melbourne, Victoria Australia which are provided to it pursuant to the Service Agreement with AXIS. See "Item 1 - Business Employees" and "Item 12
- Certain Relationships and Related Transactions". Legend believes that its administrative space is adequate for its current needs.

Item 3          Legal Proceedings

There are no pending legal proceedings to which the Company is a party.

Item 4          Submission of Matters to a Vote of Security Holders

No matters were submitted to a vote of security holders through the solicitation of proxies or otherwise during the fourth quarter of the fiscal year covered by this report.

                                     PART II


Item 5          Market for Common Equity and Related Stockholder Matters

Market Information

Legend's common stock is traded on the NASD Over-the-Counter Bulletin Board ("OTCBB") under the ticker symbol "LGDI" and CUSIP# 52467C 10 0. The Company's common stock was initially cleared for trading on the OTC-BB on September 26, 2003.

The following table sets out the high and low bid information for the Common Stock as reported by the National Quotation Service Bureau for each period/quarter indicated in US$:

Calendar Period                     High Bid (1)                     Low Bid (1)
---------------                     ---------                        --------


2003
Fourth Quarter                        1.50                              1.00

2004
First Quarter                         1.00                              0.05
Second Quarter                        0.25                              0.04
Third Quarter                         0.06                              0.02
Fourth Quarter                        0.25                              0.05

2005
First Quarter                         0.30                              0.13
Second Quarter                        0.32                              0.20
Third Quarter                         0.25                              0.15
Fourth Quarter                        3.25                              0.15

(1) The quotations set out herein reflect inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions.

Shareholders

As of March 23, 2006, there were approximately 36 record holders of the Company's common stock. Within the holders of record of the Company's common stock are depositories such as Cede & Co., a nominee for The Depository Trust Company (or DTC), that hold shares of stock for brokerage firms which, in turn, hold shares of stock for one or more beneficial owners. Accordingly, the Company believes there are many more beneficial owners of its common stock whose shares are held in "street name", not in the name of the individual shareholder.

Options

Effective as of December 12, 2005, the Board of Directors of Company approved the distribution to stockholders for no consideration of an aggregate of 36,135,500 non-transferable options, each of which is exercisable to purchase one share of common stock of the Company at an exercise price of 25 cents per share with a latest exercise date of December 31, 2012 and otherwise on the terms and conditions set out in Appendix A to this Form 8-K. The options will be issued on a pro-rata basis to all stockholders of record on December 31, 2005 on the basis of two (2) options for every one (1) share of common stock owned by a stockholder on the record date. The options may not be exercised until the shares underlying the options are registered under federal and state securities laws.

Dividend Policy

The Company has not previously paid any cash dividends on common stock and does not anticipate or contemplate paying dividends on common stock in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company's business. The only restrictions that limit the ability to pay dividends on common equity or that are likely to do so in the future, are those restrictions imposed by law. Under Delaware corporate law, no dividends or other distributions may be made which would render the Company insolvent or reduce assets to less than the sum of its liabilities plus the amount needed to satisfy any outstanding liquidation preferences.

Transfer Agent

The transfer agent and registrar for the Company's common stock is Holladay Stock Transfer, Inc. of 2939 N. 67th Place, Scottsdale, Arizona 85251.

Recent Sales of Unregistered Securities

We have issued no unregistered securities within the period covered by this report which have not been previously reported on Form 10-QSB.

Item 6 Management's Discussion and Analysis of Financial Condition or Plan of Operation

General

The following discussion and analysis of our financial condition and plan of operation should be read in conjunction with the Financial Statements and accompanying notes and the other financial information appearing elsewhere in this report. This report contains numerous forward-looking statements relating to our business. Such forward-looking statements are identified by the use of words such a s believes, intends, expects, hopes, may, should, plan, projected, contemplates, anticipates or similar words. Actual operating schedules, results of operations, ore grades and mineral deposit estimates and other projections and estimates could differ materially form those projected in the forward-looking statements.

We are a development stage company. Our principal exploration target is for gold and we are seeking to identify and obtain mineral exploration properties. We are in the initial stages of our exploration program and we have not yet identified any mineral exploration properties. We have not generated any material revenues from operations.

Selected Financial Data

Our selected financial data presented below for each of the years in the two-year period ended December 31, 2005, and the balance sheet data at December 31, 2005 has been derived from financial statements, which have been audited by PKF, Certified Public Accountants, a Professional Corporation. The selected financial data should be read in conjunction with our financial statements for each of the years in the two year period ended December 31, 2005 and Notes thereto, which are included elsewhere in this Annual Report.

Statement of Operations Data


                           Year ended December 31

                                             2005          2004
                                                $             $

Revenues                                                      --
                                      --------------------------

Other income (loss)                             -         1,073

Costs and expenses                         58,976       181,113
                                      --------------------------

Loss from operations                      (58,976)     (180,040)

Other income (loss)                             -             -
                                      --------------------------

Profit (loss) before income
taxes                                    (557,945)     (180,040)

Provision for income taxes                      -             -
                                      --------------------------

Net profit (loss)                         (57,945)    (180,040)
                                      --------------------------


Weighted average number
of shares outstanding                  13,282,647    10,206,213
                                      --------------------------

Balance Sheet Data

                                                $             $
Total assets                                    -             -
Total liabilities                          68,128        10,183
                                      --------------------------

Stockholders' equity (deficit)            (68,128)     (10,183)
                                      --------------------------

Plan of Operation

We have no cash at December 31, 2005. See "Liquidity and Capital Resources" for a discussion of how the Company intends to finance its plan of operations.

It is our intention to seek to locate one or more mineral exploration properties during fiscal 2006 as discussed in Item 1 "Description of Business - Recent Developments". Once we obtain one or more mineral exploration properties, we will develop an exploration program that is appropriate for such properties.

As set out in Item1 "Employees" the services of our Chief Executive Officer and Chief Financial Officer as well as certain clerical employees are provided by AXIS. At the current time, we have no plans to change these arrangements or employ any further persons.

Results of Operations

Year ended December 31, 2005 versus Year ended December 31, 2004

Total revenues for the years ended December 31, 2005 and 2004 were $nil. Other income in 2004 amounted to $1,073 and was derived from interest income.

Costs and expenses decreased during the year from $181,113 for the 12 months ended December 31, 2004 to $57,945 for the 12 months ended December 31, 2005. The main components of costs and expenses are as follows:-

(i) Legal, professional and accounting for the twelve months ended December 31, 2005 amounted to $21,721, compared to $9,143 for the twelve months ended December 31, 2004. In 2005, the main costs are audit fees of $10,370, legal fees of $7,116, and filing fees of $4,148 compared to audit fees of $6,500, legal fees of $1,491, and filing fees of $nil in 2004. Audit fees and legal fees have increased since the change in management in December 2004. For the year ended December 31, 2004 no filing fees were incurred, whereas for the year ended December 31, 2005 filing fees have been incurred lodging the appropriate SEC returns.

(ii) Stock based compensation has decreased from $167,850 for the twelve months ended December 31, 2004 to $nil for the twelve months ended December 31, 2005. In 2004, a total of 891,000 common shares were issued to the Company's former officer and director for services valued at $44,550 and 9 million options to be converted into 9 million shares of common stock at an exercise price of $0.05 and a latest exercise date of December 2009 were issued to Renika for services to be rendered by the new President and Chief Executive Office of the Company. The Company undertook a Black Scholes valuation of these options using a $0.05 exercise price, $0.05 cents market price, 5 year life, risk free interest rate of 5.155% and a volatility of 16.7% which equated to a value of $123,300. No such issue was made in 2005.

(iii) During 2005, the Company incurred interest of $1,905. The Company borrowed $5,565 from Wilzed, a company which our President and CEO is a director and shareholder. Wilzed charged us $134 interest. Wilzed charged interest at a rate of 9.35% for 2005. AXIS provides management, administration and geological services to us pursuant to a service dated February 25, 2005. AXIS charged us interest of $1,771 on amounts owing to AXIS. AXIS charged interest at a rate of 9.35% for 2005.

(iv) Administration costs increased from $4,120 for the twelve months ended December 31, 2004 to $35,350 for the twelve months ended December 31, 2005. During 2005 the management fee charged by AXIS to us was $20,203 and AXIS charged us $12,171 for salaries incurred in relation to AXIS staff that provided administration services to the Company.

As a result of the above, the loss before income taxes for the year ended December 31, 2005 amounted to $(57,945) compared to $(180,040) for the year ended December 31, 2004.

There was no provision for tax in either the prior year or the current year.

As a result the net loss for the year ended December 31, 2005 was $(57,945) compared to $(180,040) for the year ended December 31, 2004.

Liquidity and Capital Resources

As of December 31, 2005, the Company has no cash. The Company is searching for mineral properties that fit into its new plan of operations, as discussed at
Item 1, "Business" and expects to spend approximately $2,000,000 during fiscal 2006 on its new business plan, including Australian dollars $1,500,000 in connection with the acquisition of diamond mining tenements from Astro pursuant to the Contract. In addition, it expects that it will need to spend $100,000 on legal, professional, accounting and administration expenses. The Company will need to raise funds in cash to fund its business plan. The Company plans to satisfy its cash requirements by additional equity financing or loans. This will be in the form of private placements of restricted common stock, preferred stock or debentures. The Company may not be able to operate if it does not obtain the additional capital or financing it requires. There can be no assurance that the Company will be successful in raising such capital or financing and thus, be able to satisfy its cash requirements.

The Company is still considered to be a development stage company, with no significant revenue, and is dependent upon the raising of capital through placement of its common stock, preferred stock or debentures. In the event the Company is unsuccessful in raising such capital, it may never commence active operations.

Impact of Recent Accounting Pronouncements

For a discussion of the impact of recent accounting pronouncements on the Company's financial statements, see Note 2 to the Company's Financial Statements which are attached hereto.

Quantitative and Qualitative Disclosures about Market Risk

The Company is exposed to interest rate risk primarily through its loan facilities. The Company utilizes these borrowings to meet its working capital needs.

At December 31, 2005, the Company had outstanding borrowings of approximately $47,788 under its Loan Facilities. In the event that interest rates associated with these facilities were to increase 100 basis points, the impact on future cash flows would be a decrease of approximately $478 annually.

Item 7.         Financial Statements

                See F Pages

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Statement Disclosure

Not applicable.

Item 8A  Controls and Procedures

(a)      Evaluation of disclosure controls and procedures.

Our principal executive officer and its principal financial officer evaluated the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report. Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company is accumulated and communicated to the appropriate management, including the principal executive and financial officers, on a basis that permits timely decisions regarding timely disclosure. Based on that evaluation, such principal executive officer and principal financial officer concluded that, the Company's disclosure control and procedures as of the end of the period covered by this report have been designed and are functioning effectively to provide reasonable assurance that the information required to be disclosed by the Company in reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms.

(b)      Change in Internal Control over Financial Reporting.

         No change in our internal control over financial reporting occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting.

(c) We believe that a controls system, no matter how well designed and operated, can not provide absolute assurance that the objectives of the controls system, no matter how well designed and operated, can not provide absolute assurance that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

                                    PART III

Item 9.  Directors and Executive Officers of the Registrant

The following table sets out certain information concerning the Company's officers and directors.


Name                             Age            Position(s) Held

Joseph Gutnick                   54             Chairman of the Board
                                                President, Chief Executive
                                                Officer and Director.

David Tyrwhitt                   67             Director.

Peter Lee                        48             Secretary, Chief Financial
                                                Officer and Principal Accounting
                                                Officer.

Joseph Gutnick
Mr Gutnick has been Chairman of the Board, President and Chief Executive Officer since November 2004 and has been Chairman of the Board, President and Chief Executive Officer of Bay Resources, a Delaware corporation (BYRE.OB) since March 1988. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980 and is currently a Director of Astro Diamond Mines N.L., Great Gold Mines N.L., and Quantum Resources Limited. Mr. Gutnick was previously Executive Chairman of Tahera Corporation, a company that is listed on Toronto Stock Exchange from May 2000 to October 2003 and has previously been a Director of the World Gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

David Tyrwhitt Dr Tyrwhitt was appointed a Director in March 2005. He is a geologist, holding a Bachelor of Science and PhD degrees and has 40 years experience in mineral exploration and management development and operation of gold mines in Australia. Dr Tyrwhitt has been a Director of numerous public listed companies in country-regionAustralia in the mining industry and is currently a Director of Astro Diamond Mines N.L., Great Gold Mines N.L., and Quantum Resources Limited and has also been a Director of Bay Resources Ltd, a Delaware corporation (BYRE.OB) since 1996.

Peter Lee Mr Lee has been Chief Financial Officer since March 2005 and Secretary since November 2004. He is a Director, Chief Financial Officer and Secretary of Bay Resources Ltd, Delaware corporation (BYRE.OB). Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 25 years commercial experience and is currently General Manager Corporate and Company Secretary of several listed public companies in Australia.

Involvement on Certain Material Legal Proceedings During the Last Five Years

No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations. No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities. No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

Mr. Gutnick was formerly the Chairman of the Board, Dr. Tyrwhitt was formerly an independent Director and Mr. Lee was formerly Company Secretary of Centaur Mining & Exploration Ltd., an Australian corporation, which commenced an insolvency proceeding in Australia in March 2001.

Board of Directors

Our Certificate of Incorporation provides that there must be at least one Director of the Company. Our Board of Directors currently consists of two directors.

Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

The executive officers of the Company are appointed by the Board of Directors. There are no family relationships between any Directors or executive officers of the Company.

Audit Committee

Our Company does not have an Audit Committee as we only have two Directors. However, our Independent Director, Dr Tyrwhitt, liaises directly with the auditors on matters normally dealt with by an Audit Committee.

Code of Ethics

We have adopted a Code of Conduct and Ethics and it applies to all Directors, Officers and employees. A copy of the Code of Conduct and Ethics will be posted on our website and we will provide a copy to any person without charge. If you require a copy, you will be able to download it from our website at www.lgdi.net or alternatively, contact us by facsimile or email and we will send you a copy.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in our Common Stock and are also required to provide to us copies of such reports. Based solely on such reports and related information furnished to us, we believe that in fiscal 2005 all such filing requirements were complied with in a timely manner by all Directors and executive officers.

Item 10.        Executive Compensation.

The following table sets forth the annual salary, bonuses and all other compensation awards and pay outs on account of our Chief Executive Officer for services rendered to us during the fiscal year ended December 31, 2005, 2004 and 2003. No other executive officer received more than US$100,000 per annum during this period.

Summary Compensation Table

                                                  Annual Compensation               Long Term Compensation Awards
                                                  -------------------               -----------------------------
                                                                                                    Securities
                                                                   Other Annual      Restricted     Underlying
Name and Principal Position            Year         Salary         Compensation     Stock Awards      Options
                                                    ------         ------------     ------------    ----------

Joseph Gutnick, Chairman of the
Board, President and CEO (1)(2)        2005            -                 -               -               -
                                       2004            -                 -               -               -
William Tay, Chairman
of the Board, President and CEO
*(3)                                   2004            -                   $44,550       -               -
                                       2003            -                  $111,700       -               -

--------------------------------------------------------
3.   Joseph Gutnick appointed November 2004.
4.   Excludes  9,000,000  options  granted to Renika of which Mr JI Gutnick is a
     Director and Shareholder (see Item 12 - Certain  Relationships  and Related
     Party Transactions)
5.   William Tay resigned November 2004.

For additional information about the Service Agreement and the Consulting
Agreement see "Item 1- Business- Employees" and "Item 12- Certain Relationships and Related Transactions".

                      EQUITY COMPENSATION PLAN INFORMATION
-------------------------------------- ----------------------- ----------------------- ---------------------------
                                                (a)                     (b)                       (c)
-------------------------------------- ----------------------- ----------------------- ---------------------------
                                                                                       Number of securities
                                       Number of securities    Weighted-average        remaining available for
                                       to be issued upon       exercise price of       future issuance under
                                       exercise of             outstanding options,    equity compensation plans
                                       outstanding options,    warrants and rights     (excluding securities
                                       warrants and rights                             reflected in column (a))
-------------------------------------- ----------------------- ----------------------- ---------------------------
Equity compensation plans approved
by security holders                              0                       0                         0
-------------------------------------- ----------------------- ----------------------- ---------------------------
Equity compensation plans not
approved by security holders                     0                       0                         0
-------------------------------------- ----------------------- ----------------------- ---------------------------

Compensation Pursuant to Plans.

The Company does not have any pension or profit sharing plans.

Compensation to Directors

It is our policy to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings. Commencing January 2005, independent Directors are paid Directors fees of $15,600 per annum.

Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets out, to the best of our knowledge, the numbers of shares in us beneficially owned as at December 31, 2005 by:

(iv) each of our present Executive Officers and Directors,

(v) each person (including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act) who beneficially owns more than 5% of our Common Stock, and

(vi) all of our present Directors and officers as a group.

Name                  Number of Shares Owned                     Percentage of
                                                                 Shares (1)

Renika Pty Ltd                52,167,330       (2)(3)(4)              98.72

Joseph Gutnick                52,167,330       (2)(3)(4)              98.72

Stera Gutnick                 52,167,330       (2)(3)(4)              98.72

David Tyrwhitt                        -                                   -

Peter Lee                             -                                   -



All officers and Directors
As a group                    52,167,330                              98.72

Notes relating to Item 11:

(5)      Based on 18,067,750 shares outstanding

(6) Includes 17,389,110 shares of Common Stock owned by Renika, of both of which Mr Joseph Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(7)      Joseph Gutnick and Stera Gutnick are husband and wife.

(8) Includes 34,778,220 shares issuable upon exercise of stock options owned by Renika at an exercise price of $0.25.

Item 12. Certain Relationships and Related Transactions

We are one of five affiliated companies of which three are Australian public companies listed on Australian Stock Exchange. Each of the companies has some common Directors, officers and shareholders. In addition, each of the companies is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. A number of arrangements and transactions have been entered into from time to time between such companies. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. AXIS has not charged the 15% service fee to us. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

The Service Agreement may be terminated by AXIS or us upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

In accordance with the Service Agreement AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%.

In October 14, 2003, the Company issued 109,000 shares of common stock to William Tay, the Company's former vice-president and secretary, for services rendered.

In April 2004, the Company issued to Mr. Michael Tay 891,000 shares of its restricted common stock, at a valuation of $0.05 per share, in satisfaction of amounts owed to Mr. Tay for services rendered to the Company as its former President and Treasurer.

In November 2004, the Company repaid to Mr. William Tay and Michael Tay all amounts owed pursuant to the Company's $100,000 in principal amount of 8% Senior Subordinated Debentures.

In December 2004, the Company entered into an agreement with AXIS Consultants Pty Ltd to provide geological, management and administration services to the Company. AXIS is affiliated through common management. AXIS provided these services during December 2004 at a cost to the Company of $1,560. During fiscal 2005, AXIS continued to provide these services and charged the Company $20,203 in management fees, $12,171 for salaries incurred in relation to AXIS staff that provided administration services to the Company and charged interest of $1,771 on the outstanding balance. AXIS charged interest at a rate of 9.35% for 2005. The amount owed to AXIS at December 31, 2005 was $42,281.

On December 14, 2004, the Company issued 9 million options to Renika Pty Ltd ("Renika") as consideration for services to be rendered by the new President and Chief Executive Officer of the Company. The 9 million options convert to 9 million shares of common stock at an exercise price of $0.05 and a latest exercise date of December 2009. The Company undertook a Black Scholes valuation of the options using a $0.05 exercise price, $0.05 market price, 5 year life, risk free interest rate of 5.155% and a volatility of 16.7% which equated to a value of $123,300. The $0.05 market price was based on the price of the Company's shares of common stock at the time. In the absence of any independent directors on the Company's Board, the Company's sole director, Mr. Gutnick, appointed Dr. David Tyrwhitt to approve the terms of the options on behalf of the Company. In September 2005, Renika exercised the 9,000,000 options using the cashless exercise feature and were issued 7,593,750 shares of common stock.

Transactions with Management.

We have a policy that we will not enter into any transaction with an Officer, Director or affiliate of us or any member of their families unless the transaction is approved by a majority of our disinterested non-employee Directors and the disinterested majority determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorised.

                                     PART IV

Item 13.        Exhibits, Financial Statement Schedules and Reports on Form 8-K


(a)     Financial Statements and Notes thereto.

        The Financial Statements and Notes thereto listed on the Index at page 28 of this Annual Report on Form 10-KSB are filed as a part of this Annual Report.


(b)     Exhibits

        The Exhibits to this Annual Report on Form 10-KSB are listed in the
        Exhibit Index at page 28 of this Annual Report.

(c)      Form 8-K

         Form 8-K dated December 14, 2005 lodged in relation to Item 5.


Item 14. Principal Accounting Fees and Services

The following table shows the audit fees incurred for fiscal 2005 and 2004.

                                   2005                          2004
                                   ----                          ----

Audit fees                      $11,295                        $5,075
Audit related fees                    -                             -
Tax fees                              -                             -
                     ------------------           -------------------

Total                           $11,295                        $5,075
                     ==================           ===================


Audit fees were for the audit of our annual financial statements, review of financial statements included in our 10-QSB/10-Q quarterly reports, and services that are normally provided by independent auditors in connection with our other filings with the SEC. This category also includes advice on accounting matters that arose during, or as a result of, the audit or review of our interim financial statements.

As part of its duties, our Board of Directors pre-approves audit and non-audit services performed by our independent auditors in order to assure that the provision of such services does not impair the auditors' independence. Our Board of Directors does not delegate to management its responsibilities to pre-approve services performed by our independent auditors.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Annual Report to be signed on its behalf by the undersigned, thereunto duly authorised.


                                        LEGEND INTERNATIONAL HOLDINGS, INC.

                                        (Registrant)

                                        By:/s/Peter Lee
                                        ----------------------------------------
                                           Peter J Lee
                                           Chief Financial Officer and Secretary


Dated: March 29, 2006

                           FORM 10-KSB Signature Page


Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons in the capacities and on the dates indicated.


Signature                       Title                             Date




1.      ----------------------- Chairman of the Board,
        Joseph Gutnick          President and Chief Executive
                                Officer (Principal Executive
                                Officer), and Director.           March 29, 2006


2.      ----------------------- Director.                         March 29, 2006
        David Tyrwhitt



3.      ----------------------- Chief Financial Officer and
        Peter Lee               Secretary, (Principal Financial
                                and Accounting Officer)           March 29, 2006

EXHIBIT INDEX

Incorporated by
Reference to:


Exhibit No.         Exhibit

1.1                 Subscription Agreement (1)

3.1                 Certificate of Incorporation (1)

3.2                 Amended Certificate of Incorporation (2)

3.3                 Bylaws (1)

3.4                 Specimen Stock Certificate (1)

4.1                 Form of 8% Senior Subordinated Convertible Debenture due
                    March 31, 2004 (3)

4.2                 Form of Notice of Conversion (3)

10.1                2002 Employee, Consultant & Advisor Stock Compensation Plan
                    (4)

10.2                Form of Stock Payment Agreement (4)

10.3                Contract for the Sale of Mining Tenements (5)

21.1                Subsidiaries of the Registrant (6)

31.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 by Joseph Isaac Gutnick (6)

31.2 Certification of Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 by Peter James Lee (6)

32.1 Certification of Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Joseph Isaac Gutnick (6)

32.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Peter James Lee (6)

Footnotes:

(1) Incorporated herein by reference to the Company's Registration Statement on Form SB-2, filed on February 2, 2001, File No. 333-55116, and the amendments thereto.

(2) Incorporated herein by reference to the Company's current report on Form 8-K filed on March 21, 2003.

(3) Incorporated herein by reference to the Company's current report on Form 8-K filed on June 23, 2003.

(4) Incorporated herein by reference to the Company's Registration Statement on Form S-8 filed on May 14, 2002, File No. 333-88184.

(5) Incorporated by reference to the Company's current report on Form 8-K filed on March 10, 2006.

(6)      Filed herewith

         Financial Statements for the years ended December 31, 2004 and 2005. Legend International Holdings, Inc.
         Audited Financial Statements for the Company for the years ended December 31, 2005 and 2004.

                                   EXHIBIT 21


                  List of Subsidiaries as at December 31, 2005

      Each of the following subsidiaries is wholly-owned by the Registrant.


                         Legend Consolidated Group, Inc.
                            (a Delaware Corporation)


This entity is inactive.

                                  Exhibit 31.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Peter James Lee, Chief Financial Officer, certify that:


1. I have reviewed this annual report on Form 10-KSB of Legend International Holdings, Inc. (the "registrant");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15(d)-15(e)) and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluation; and

     c) disclosed in this annual report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: March 29, 2006



                                /s/ Peter Lee
                                ------------------
                                Name:    Peter Lee
                                Title:   Secretary and
                                Chief Financial Officer
                                (Principal Financial Officer)

                                  Exhibit 31.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph Isaac Gutnick, Chief Executive Officer, certify that:


1. I have reviewed this annual report on Form 10-KSB of Legend International Holdings, Inc. (the "registrant");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15(d)-15(e)) and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluation; and

     c) disclosed in this annual report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: March 29, 2006

                                        /s/ Joseph I. Gutnick
                                        -----------------------
                                        Name: Joseph I. Gutnick
                                        Title:   Chairman of the Board,
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report on Form 10-KSB of Legend International Holdings, Inc. (the "Company") for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Joseph Isaac Gutnick, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  March 29, 2006

                                        /s/ Joseph Isaac Gutnick
                                        ------------------------
                                        Joseph Isaac Gutnick
                                        Chairman of the Board, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

                                  Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report on Form 10-KSB of Legend International Holdings, Inc. (the "Company") for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter James Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  March 29, 2006


                                        /s/ Peter James Lee
                                        -------------------
                                        Peter James Lee
                                        Secretary and Chief Financial Officer
                                        (Principal Financial Officer)

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          (A Development Stage Company)


                              Financial Statements

                           December 31, 2005 and 2004

         (with Report of Independent Registered Public Accounting Firm)

CONTENTS

                                                                           Page


Report of Independent Registered Public Accounting Firm                     F-1
Balance Sheet                                                               F-2
Statements of Operations                                                    F-3
Statements of Stockholders' Equity (Deficit)                                F-4
Statements of Cash Flows                                                    F-5
Notes to Consolidated Financial Statements                           F-6 - F-12

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Legend International Holdings, Inc

We have audited the accompanying balance sheet of Legend International Holdings, Inc (A Development Stage Company) as of December 31, 2005, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2005 and 2004 and the cumulative amounts from inception, January 5, 2001 through December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The related statements of operations, stockholders' equity (deficit), and cash flows from inception of the development stage on January 5, 2001 through December 31, 2003, were audited by other auditors whose reports dated March 20, 2004 and April 7, 2003 expressed an unqualified opinion, with an explanatory paragraph discussing the company's ability to continue as a going concern. Our opinion on the statements of operations, stockholders' equity (deficit) and cash flows from inception of the development stage through December 31, 2005, insofar as it relates to amounts for prior periods through December 31, 2003, is solely based on the reports of other auditors.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Legend International Holdings, Inc. at December 31, 2005, and the results of its operations and its cash flows for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As described in note 1, at December 31, 2005 the Company had not yet commenced revenue producing operations and had a working capital deficit of $20,340 and a retained deficit of $599,447. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management's plans in regard to these matters are also discussed in note 1.






New York, NY                                    S/S PKF
March 23, 2006                                  Certified Public Accountants
                                                 A Professional Corporation

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2005


ASSETS
                                                              US$
Current Assets
Cash                                                                  -
                                                         ---------------

Total Current Assets                                                  -
                                                         ---------------

Total Assets                                                          -
                                                         ===============

LIABILITIES

Current Liabilities
Accounts payable and accrued expenses                            20,340
                                                         ---------------

Total Current Liabilities                                        20,340
                                                         ---------------

Non Current Liabilities
Long-term advance affiliates                                     47,788
                                                         ---------------

Total Non Current Liabilities                                    47,788
                                                         ---------------

Total Liabilities                                                68,128
                                                         ---------------


STOCKHOLDERS' EQUITY (DEFICIT)

Preferred Stock
$.001 par value, 20,000,000 shares authorized
no shares issued and outstanding
Common Stock
$.001 par value, 100,000,000 shares authorized
18,067,750 shares issued and outstanding                         18,068
Additional paid-in-capital                                      513,251
Retained deficit during the development period                 (599,447)
                                                         ---------------

Total Stockholders' Equity (Deficit)                            (68,128)
                                                         ---------------

Total Liabilities and Stockholders' Equity (Deficit)                  -
                                                         ===============


The accompanying notes are integral part of the financial statements.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          (A Development Stage Company)
                            Statements of Operations


                                                          For the years Ended December 31          January 5, 2001
                                                                                                    (Inception) to
                                                                                                       December 31
                                                              2005                2004                        2005
                                                              US$                 US$                          US$
Revenues:

Sales                                                                   -                   -                4,875
less cost of sales                                                      -                   -                1,045
                                                       ------------------- ------------------- --------------------

Gross profit                                                            -                   -                3,830

Other income
Interest income                                                         -               1,073                1,493

                                                       ------------------- ------------------- --------------------

                                                                        -               1,073                5,323
                                                       ------------------- ------------------- --------------------

Costs and expenses:
Legal, professional and accounting                                 21,721               9,143               35,336
Stock based compensation                                                -             167,850              503,300
Interest expense                                                    1,905                   -                6,572
Administration expenses                                            35,350               4,120               60,593
                                                       ------------------- ------------------- --------------------

Total expenses                                                     58,976             181,113              605,801
                                                       ------------------- ------------------- --------------------

(Loss) from operations                                             (58,976)           (180,040)            (600,478)
Foreign currency exchange gain                                      1,031                    -                1,031
                                                       ------------------- ------------------- --------------------
(Loss) before income taxes
                                                                   (57,945)           (180,040)            (600,478)

Provision for income taxes                                              -                   -                    -
                                                       ------------------- ------------------- --------------------

Net (loss)                                                         (57,945)           (180,040)            (599,447)
                                                       =================== =================== ====================

Basic and diluted loss per common shares                     (0.00)                      (0.02)               (0.07)
                                                       ------------------- ------------------- --------------------

Weighted average number of common shares used in per           13,282,647          10,206,213            8,346,922
share calculations
                                                       =================== =================== ====================



The accompanying notes are integral part of the financial statements.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)
                     for the period ended December 31, 2005

                                                        Common Stock                      Retained
                                                                                      (Deficit) During
                                                                         Additional    the Development
                                                          $0.001 Par      Paid-In          Period          Stockholders'
                                                             Value        Capital            US$         Equity (Deficit)
                                             Shares           US$           US$                                 US$
                                         --------------- -------------- ------------- ------------------ ------------------
Balance, January 5, 2001                              -              -             -                  -                  -

Shares issued to founder for
organisation cost and services at
$0.05 per shares                              1,910,000          1,910        93,590                                95,500

Shares issued for services rendered at
$0.05 per share                                  65,000             65         3,185                                 3,250

Shares issued for cash                          274,000            274        13,426                                13,700

Net Loss                                                                                        (100,852)         (100,852)
                                         --------------- -------------- ------------- ------------------ ------------------

Balance, December 31, 2001                    2,249,000          2,249       110,201            (100,852)           11,598

Shares issued for cash                          100,000            100         4,900                                 5,000

Shares issued for officer's
compensation                                  5,000,000          5,000       120,000                    -          125,000

Net Loss                                                                                        (140,154)         (140,154)

                                         --------------- -------------- ------------- ------------------ ------------------
Balance, December 31, 2002
                                              7,349,000          7,349       235,101            (241,006)            1,444

Shares issued for services rendered at
$.05 per share                                2,234,000          2,234       109,466                               111,700

Net Loss                                                                                        (120,456)         (120,456)

                                         --------------- -------------- ------------- ------------------ ------------------

Balance, December 31, 2003                    9,583,000          9,583       344,567            (361,462)           (7,312)
Shares issued for services rendered at
$0.05 per share                                 891,000            891        43,659                  -             44,550
Options issued for services                           -              -       123,300                  -            123,300
Loan forgiveness-former major
shareholder                                           -              -         9,319                                 9,319

Net Loss                                              -              -             -            (180,040)         (180,040)
                                         --------------- -------------- ------------- ------------------ ------------------

Balance, December 31, 2004                   10,474,000         10,474       520,845            (541,502)          (10,183)

Shares issued on cashless exercise of         7,593,750          7,594        (7,594)                  -                  -
options
Net Loss                                              -              -             -             (57,945)          (57,945)
                                         --------------- -------------- ------------- ------------------ ------------------
Balance, December 31, 2005                   18,067,750         18,068       513,251            (599,447)          (68,128)
                                         =============== ============== ============= ================== ==================



The accompanying notes are integral part of the financial statements.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          (A Development Stage Company)
                             Statement of Cash Flows

                                                        For the years Ended December 31      January 5, 2001
                                                                                             (Inception) to
                                                                                               December 31
                                                             2005            2004                 2005
                                                             US$              US$                  US$
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss                                                        (57,945)        (180,040)              (599,447)
                                                        --------------- ---------------- ------------------------

Adjustments to reconcile net loss to net cash provided (used) by operating activities:

Foreign exchange                                                 (1,031)               -                 (1,031)
Shares and options issued for stock based compensation
                                                                      -          167,850                503,300
Accrued interest added to principal                               1,905                -                  1,905
Net changes in:
Accounts payable and accrued expenses                            10,157           10,183                 25,070
                                                        --------------- ---------------- ------------------------

Net cash provided (used in) operating activities                (46,914)          (2,007)               (70,203)
                                                        --------------- ---------------- ------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

Repayment of convertible debenture                                    -         (100,000)              (100,000)
Repayment of shareholder advance                                      -             (429)                  (492)
Proceeds from convertible debenture payable                           -                -                100,000
Shareholder advance                                                   -                -                  5,081
Proceeds from issuance of stock                                       -                -                 18,700
Net borrowing from affiliates                                    46,914                                  46,914
                                                        --------------- ---------------- ------------------------

Net cash (used by)/provided for financing activities             46,914         (100,429)                70,203
                                                        --------------- ---------------- ------------------------

Net increase (decrease) in cash                                       -         (102,436)                     -

Cash at beginning of period                                           -          102,436                      -
                                                        --------------- ---------------- ------------------------

Cash at end of period                                                 -                -                      -
                                                        --------------- ---------------- ------------------------

Supplemental Disclosures:
Cash paid for interest                                                -                -                      -
Cash paid for income taxes                                                             -                      -
Stock  and options issued for services                                -          167,850                503,300
Accrued interest and stockholder advances charged to
paid in capital                                                       -            9,319                  9,319



The accompanying notes are integral part of the financial statements.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          Notes to Financial Statements

1.      ORGANISATION AND BUSINESS

Legend International Holdings, Inc., formerly Sundew International, Inc. ("the Company"), was incorporated under the laws of the State of Delaware on January 5, 2001.

The Company has never generated any significant revenues from operations and is still considered a development stage company. The Company was initially formed to engage in the business of selling compatible inkjet cartridges and refill kits on the Internet for the consumer printer market. In March 2003, management of the Company decided to engage in the business of building and acquiring controlling or other interests in one or more companies engaged in the contract sales and distribution of specialty medical products, and raise additional capital for this purpose. Neither business was successful and operations of both were eventually discontinued. During fiscal 2004, management of the Company developed a plan of operations to acquire income-producing real property. The Company did not acquire any properties pursuant to such plan.

Following the change of management in November 2004, the Company has developed a new plan of operations for fiscal 2006, which is to engage in mineral exploration and development activities. Legend's current business plan calls for the identification of mineral properties, in South America and other parts of the world, where it can obtain secure title to exploration, development and mining interests. The Company's preference is to identify large gold deposits with low operating costs. The Company is prepared to consider the exploration, development and mining of profitable base metal interests.

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has incurred net losses since its inception and has experienced liquidity problems that raise substantial doubt about its ability to continue as a going concern. The stockholders/officers and or directors have committed to advancing funds to cover operating costs of the Company to insure that the Company has enough operating capital over the next twelve months.

Development Stage Enterprise

The Company is a development stage enterprise, as defined in the Statement of Financial Accounting Standards No. 7 "Accounting and Reporting by Development Stage Enterprises". The Company is devoting all of its present efforts in securing and establishing a new business, and its planned principal operations have not commenced, and, accordingly, no revenue has been derived during the organizational period.

2.      RECENT ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued a revision to SFAS No. 123 "Accounting for Stock Based Compensation" ("FASB 123R"). This statement established standard for the accounting for transactions in which an entity exchanges its equity instruments for goods or services and addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This statement is effective for interim periods beginning after June 15, 2005. The Company's policy has been to account for options using the fair value method under FASB 123. Accordingly, the adoption of FASB 123R is not expected to have an impact on the consistent financial reporting of the Company.

In May 2005, the FASB issued SFAS no. 154, "Accounting Changes and Error Corrections ("SFAS No. 154") which replaces APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements-An Amendment of ABP Opinion No. 28. SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. Specially, this statement requires "retrospective application" of the direct effect for a voluntary change in accounting principle to prior periods' financial statements, if it is practical to do so. SFAS No. 154 also strictly defines the

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          Notes to Financial Statements

2.      RECENT ACCOUNTING PRONOUNCEMENTS (Cont'd)

term "restatement" to mean the correction of an error revising previously issued financial statements. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 and are required to be adopted by the Company in the first quarter of fiscal year 2007. Although we will continue to evaluate the application of SFAS No. 154, management does not currently believe adoption will have a material impact on our results of operations, financial position or cash flows.

3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stock Options

For the issuances of stock options, the Company follows the fair value provisions of Financial Accounting Standards No. 123 "Accounting for Stock Based Compensation". SFAS 123 requires the company to measure the cost of employee services received in exchange for an award of equity instruments based on grant date fair value. The cost will be recognised over the period during which an employee is required to provide service in exchange for the award - usually the vesting period. In the case where there is no required service period, the fair value of the equity instruments is expensed immediately.

Loss per Common Share

Basic loss per share is computed on the basis of the weighted average number of common shares outstanding during each year. Diluted loss per share is not presented as the effect of common stock equivalents would be anti dilutive.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items or transactions requiring disclosure of comprehensive income.

Fixed Assets

The Company has no fixed assets at this time.

Federal Income Tax

The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          Notes to Financial Statements

3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation

The Company's functional and reporting currency is the US dollar. A portion of the Company's administrative operations are in Australian dollars. Expenses incurred in a currency other than the reporting currency, United States dollars are translated at the date invoiced Assets and liabilities are re-valued at the period end exchange rate where appropriate. Foreign currency exchange gain in 2005 amounted to $1,031.

Financial Instruments

The Company's payables carrying value reasonably approximates their fair value.

4.      COMMON STOCK

In January 2001, 1,910,000 common shares were issued to the Company's founder for organization cost valued at $95,500, and 65,000 common shares were issued to a related party in exchange for consulting fee valued at $3,250.

In March 2002, 5,000,000 common shares were issued to the Company's founder in exchange for present and future services valued at $125,000.

In April 2002, the Company closed its offering under its registration statement filed with the United States Securities and Exchange Commission to sell up to 2,000,000 shares of its common stock at $0.05 per share, which became effective on April 11, 2001. The Company sold 374,000 shares (274,000 shares in 2001 and a further 100,000 shares in 2002) of its common stock under the offering.

In 2003, a total of 2,234,000 common shares were issued to the Company's sole officer and director for services valued at $111,700 or $.05 per share.

In 2004, a total of 891,000 common shares were issued to the Company's former sole officer and director for services valued at $44,550 or $0.05 per share.

In December 2004, the Company issued to Renika Pty Limited ("Renika"), a company associated with Mr J I Gutnick, 9,000,000 options to be converted into 9,000,000 shares of common stock, at an exercise price of $0.05 and a latest exercise date of December 2009 for services to be rendered to the Company. The Company undertook a Black Scholes valuation of these options using a $0.05 exercise price, $0.05 market price, 5 year life, risk free interest rate of 5.155% and a volatility of 16.7%. The 9,000,000 options were valued at $123,300 or $0.0137 each. The stock options were issued for services rendered, to be rendered and for agreeing to provide financial assistance to the Company (not the actual provision of financial assistance). The issue of the stock options was not contingent upon any further services or events. The stock options are not forfeitable if the services or financial assistance are not provided. Accordingly, the value of the stock options was expensed immediately.

In September 2005, Renika exercised the 9,000,000 options using the cashless exercise feature and were issued 7,593,750 shares of common stock.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          Notes to Financial Statements

4.      COMMON STOCK (CONT'D)

Effective as of December 12, 2005, the Board of Directors of Company approved the distribution to all stockholders for no consideration of an aggregate of 36,135,500 non-transferable options, each of which is exercisable to purchase one share of common stock of the Company at an exercise price of 25 cents per share with a latest exercise date of December 31, 2012. The options were issued on a pro-rata basis to all stockholders of record on December 31, 2005 on the basis of two (2) options for every one (1) share of common stock owned by a stockholder on the record date. The options may not be exercised until the shares underlying the options are registered under federal and state securities laws.

                                                                                               US$
                                                                                              2005
5.      LONG-TERM ADVANCE - AFFILIATE

Loan from AXIS Consultants, a corporation affiliated with the President of the Company.  Interest accrued at the rate of 9.35% per annum being the
"Reference Rate" of the ANZ Banking Group Ltd.                                             42,281

Loan from Wilzed Pty Ltd, a corporation affiliated with the President of the
Company.  Interest accrued at 9.35% per annum.                                              5,507
                                                                               --------------------
                                                                                           47,788
                                                                               ====================

Each of the above affiliates has agreed not to call up the loans prior to December 31, 2006.

6.      AFFILIATE TRANSACTIONS

The Company issued unregistered common stock to its former President between 2001 and 2004, in exchange for services as President, Secretary and Treasurer, and to non management consultants in exchange for their services which was based on the Company's expected initial offering price of $0.05 per share, has been reflected as organization costs, consulting services and web site development cost in the accompanying statements of operations. These shares were issued under Section 4(2) of the Securities Act of 1933, as amended, and are subject to the resale provisions of Rule 144 and may not be sold or transferred without registration except in accordance with Rule 144. Certificates representing the securities bear such a legend.

As of December 31, 2003, the Company owed the former sole officer and director an outstanding balance of $5,081 for expenses incurred on its behalf. The advance was non-interest bearing and no interest had been accrued. During 2004, a former officer and director incurred expenses on behalf of the Company amounting to $1,236 and the Company paid $1,665 and the former officer and director forgave the balance of $4,652.

This amount, along with $4,667 of accrued and unpaid interest on the convertible note at January 1, 2004 was forgiven and has been reflected as a credit to additional paid in capital in the accompanying 2004 financial statements.

During 2003, the former officers and directors loaned an amount of $100,000 to the Company in the form of a convertible debenture. The debenture was an 8% senior subordinated convertible debenture due March 31, 2004 and was convertible into restricted common stock at $0.10 per share. In October 2004 the Company notified the former officers and director of a decision to prepay the debentures in full and an amount of $100,000 was repaid. No interest was paid to the former officers and directors.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          Notes to Financial Statements

6.      AFFILIATE TRANSACTIONS (CONT'D)

The Company is one of five affiliated companies of which three are Australian public companies listed on Australian Stock Exchange. Each of the companies has some common Directors, officers and shareholders. In addition, each of the companies is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. A number of arrangements and transactions have been entered into from time to time between such companies. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

The Company is required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, the Company is required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. AXIS has not charged the 15% service fee to us. Amounts invoiced by AXIS are required to be paid by us. The Company is also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

The Service Agreement may be terminated by AXIS or us upon 60 days prior notice. If the Service Agreement is terminated by AXIS, the Company would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that the Company could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. The Company's inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

In accordance with the Service Agreement AXIS provides the Company with the services of the Company's Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%.

In December 2004, the Company entered into an agreement with AXIS Consultants Pty Ltd to provide geological, management and administration services to the Company. AXIS is affiliated through common management. AXIS provided these services during December 2004 at a cost to the Company of $1,560.

During fiscal 2005 AXIS provided these services and charged the Company a $20,203 management fee, $12,171 for salaries incurred in relation to AXIS staff that provided administration services to the Company and interest of $1,771 on the outstanding balance. The amount owed to AXIS at December 31, 2005 was $42,281.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          Notes to Financial Statements

6.      AFFILIATE TRANSACTIONS (CONT'D)

In September 2005, Wilzed Pty Ltd ("Wilzed"), a company associated with the President and CEO of the Company, Joseph Gutnick, paid expenses on behalf of the Company. Wilzed loaned the company $5,565 and charged interest of $134 and there was an exchange gain on the outstanding balance of $192. As December 31, 2005, the Company owed Wilzed $5,507.

In December 2004, the Company issued to Renika, a company associated with Mr J I Gutnick, 9,000,000 options to be converted into 9,000,000 shares of common stock, at an exercise price of 5 cents and a latest exercise date of December 2009 for services to be rendered to the Company. The Company undertook a Black and Scholes valuation of these options using a 5 cent exercise price, 5 cent market price, 5 year life, risk free interest rate of 5.155% and a volatility of 16.7%. This valued the 9,000,000 options at $123,300 or 1.37 cents each. In September 2005, Renika exercised the 9,000,000 options using the cashless exercise feature and were issued 7,593,750 shares of common stock.

7. INCOME TAXES

The Company has adopted the provisions of SFAS No. 109 "Accounting for Income Taxes". SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

At December 31, 2005 and 2004 deferred taxes consisted of the following:

                                                 2005                2004
                                                    $                   $
                                     ----------------- -------------------
Deferred tax assets

Net operating loss carry-forward              200,400             180,942
Less valuation allowance                     (200,400)           (180,942)
                                     ----------------- -------------------
Net deferred taxes                                  -                   -
                                     ================= ===================

The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized.

At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

As a result of the ownership change that occurred in November 2004 (see note 1), Internal Revenue Code Section 382 limits the use of available operating loss carryforwards for losses incurred prior to the ownership change. In addition, the Company will need to file tax returns for 2004 and 2005 to establish the tax benefits of the net operating loss carry forwards. Future net operating losses will be fully available to offset future taxable income. Total available net operating loss carryforwards, which are subject to limitations, amount to approximately $588,000 at December 31, 2005 and expire in years 2021 through 2025.

8.      SUBSEQUENT EVENTS - POTENTIAL ACQUISITION

Effective as of March 3, 2006, Legend International Holdings, Inc, a Delaware corporation (the "Company") entered into a Contract for the Sale of Mining Tenements ("Contract") with Astro Diamond Mines N.L.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                          Notes to Financial Statements

8.      SUBSEQUENT EVENTS - POTENTIAL ACQUISITION (Cont'd)

("Astro") an Australian company pursuant to which the Company shall acquire certain diamond mining tenements in placeNorthern Australia from Astro, subject to the terms and conditions discussed below. The Contract is conditional on the approval of shareholders of Astro approving the sale of the tenements to Legend. The consideration payable by Legend to Astro is Australian dollars $1.5 million and is payable 90 days after the approval of Astro shareholders. If Legend does not make the payment within the time period, the Contract is cancelled. At settlement, Legend is also required to pay to Astro any costs incurred on the tenements after February 1, 2006. Astro has provided commercial warranties which are usual for a transaction of this nature in favour of Legend. Astro intends to schedule a meeting of its shareholders in April 2006 to consider and vote upon the Contract. Under Australian law, Astro is required to provide an independent experts report to shareholders for this transaction. In order to prepare the independent experts report, a mineral valuation was prepared on behalf of Astro which indicated that the preferred value for the tenements the subject of the transaction was Australian dollars $1.5 million. This formed the basis of the consideration agreed by the parties.

The President and Chief Executive Officer of the Company, Mr. J. I. Gutnick, is Chairman and Managing Director of Astro and Dr DS Tyrwhitt, an independent Director of the Company is also a Director of Astro.

The Company is currently working on funding options to provide the cash for the payment of the purchase price which may include equity or debt funding or a mixture of both.